SECURITIES PURCHASE AGREEMENT
                          -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December
                                               ---------
_____, 2005, by and among CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"), BILLY V. RAY, JR. ("Ray"), and MEL HARRIS and STEVEN POSNER, or
      -------                        ---
their  designees  (collectively,  the  "Buyer").
                                        -----


                                   WITNESSETH:
                                   -----------

     WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section  4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by
                                                ------------
the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act
                                                  ---
of  1933,  as  amended  (the  "Securities  Act");  and
                               ---------------

     WHEREAS, Ray is the Chairman, Chief Executive Officer, and controlling stockholder of the Company; and

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, as provided herein, and the Buyer shall purchase at the Closing (as defined below)
(i)  a  $1,000,000  Secured Convertible Debenture (the "Convertible Debenture"),
                                                        ---------------------
which shall be convertible, unless redeemed by the Company before the expiration of 120 days from the Closing Date (as defined below) (the "Exclusive Redemption
                                                            --------------------
Date"), into shares of the Company's common stock, par value $0.001 (the "Common
----                                                                      ------
Stock")  (as  converted,  the  "Conversion  Shares"),  and  (ii)  warrants  (the
-----                           ------------------
"Warrants")  to purchase an aggregate of 250,000 shares of the Common Stock (the
 --------
"Warrant  Shares").  The  total purchase price for the Convertible Debenture and
 ---------------
the  Warrants  shall  be  $1,000,000  (the  "Purchase  Price");  and
                                             ---------------

     WHEREAS, the Company shall issue to the Buyer the Warrants to purchase shares of the Common Stock for a period of three years with an exercise price equal to the lower of: (i) $0.80 per share of the Common Stock, or (ii) 120 percent of the average closing bid price for the five trading days immediately preceding the Closing Date (the "Fixed Price"), or (iii) 80 percent of the
                                      ------------
lowest closing bid price for the five trading days immediately preceding the date of exercise (the "Future Price"). The shares underlying the Warrants shall be included on the registration statement to be filed by the Company; and

     WHEREAS, the Buyer at its sole option may convert any or all of the face amount of the Convertible Debenture at any time after 120 days from the Closing Date, plus a premium on that amount accruing at a rate of 12 percent per annum, compounded monthly, from the date of closing to the date of conversion (the "Conversion Amount"). The number of shares of the Common Stock to be received
 ------------------
upon conversion will be determined by dividing the Conversion Amount by the Conversion Price; and

     WHEREAS, at the Buyer's sole option, the Convertible Debenture is convertible into shares of the Common Stock at a conversion price equal to the lower of: (i) $0.80 per share of the Common Stock, or (ii) 120 percent of the average closing bid price for the five trading days immediately preceding the Closing Date (the "Fixed Price"), or (iii) 80 percent of the lowest closing bid
                    -----------
price for the five trading days immediately preceding the date of conversion (the "Future Price"); and
       -------------

     WHEREAS, at the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Investor Registration Rights Agreement") pursuant to which the
----------        --------------------------------------
Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws; and

     WHEREAS, at the Closing, the parties hereto shall execute and deliver a Security Agreement substantially in the form attached hereto as Exhibit B (the
                                                                  ---------
"Security  Agreement")  pursuant  to which the Company has agreed to provide the
 -------------------
Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement) to secure the Company's obligations as reflected therein; and

     WHEREAS, at the Closing, the parties hereto shall execute and deliver an Escrow Shares Escrow Agreement substantially in the form attached hereto as Exhibit C (the "Escrow Shares Escrow Agreement") pursuant to which the Company
----------        ------------------------------
shall issue and deliver to the Escrow Agent 1,500,000 shares of the Common Stock or "security stock" (the "Escrow Shares") and the Escrow Agent shall distribute
                           -------------
some or all of the Escrow Shares to the Buyer upon conversion, if applicable, of the Convertible Debenture pursuant to a Conversion Notice (as defined herein) and/or exercise of the Warrants; provided, however, that the Escrow Agent shall distribute all of such Escrow Shares (less 250,000 of such shares which shall be retained by the Escrow Agent for purposes of distributing the Warrant Shares upon exercise by the Buyer of the Warrants to the Company upon receipt of a Redemption Notice (as defined in the Escrow Shares Agreement); and

     WHEREAS, at the Closing, Ray and the Buyer shall execute and deliver a Stock Pledge and Escrow Agreement substantially in the form attached hereto as Exhibit D (the "Stock Pledge Escrow Agreement") pursuant to which Ray shall
----------         -------------------------------
pledge  certain  shares  of the Company owned by him (the "Pledged Shares"); and
                                                           --------------

     WHEREAS, at the Closing, the parties hereto shall execute and deliver Irrevocable Transfer Agent Instructions substantially in the form attached hereto  as  Exhibit  E  (the  "Irrevocable  Transfer  Agent  Instructions"); and
            ----------         ------------------------------------------

     WHEREAS, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Agreement, the Stock Pledge Escrow Agreement, and the Irrevocable Transfer Agent Instructions are sometimes referred to herein as the "Other
                                                                           -----
Transaction  Documents";
----------------------

     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company, Ray, and the Buyer hereby agree as follows:

          1.     Purchase  and  Sale  of  Convertible  Debenture;  Closing.
                 ---------------------------------------------------------

               (a)     Purchase  of  Convertible  Debenture.  Subject  to  the
                       ------------------------------------
satisfaction (or waiver) of the terms and conditions of this Agreement, the Buyer agrees to purchase at the Closing (as defined herein below) and the Company agrees to sell and issue to the Buyer at the Closing, the Convertible Debenture and the Warrants. Upon execution hereof by the Buyer, the Buyer shall wire transfer the Purchase Price in same-day funds.

               (b)     Closing.  The closing (the "Closing") of the purchase and
                       -------
sale of the Convertible Debenture and Warrants shall take place at 10:00 a.m. Eastern Time within five business days following the date hereof, subject to notification of satisfaction of the conditions to the Closing set forth herein and in Sections 7 and 8 below (or such later date as is mutually agreed to by the Company and the Buyer) (the "Closing Date"). The Closing shall occur on the
                                 ------------
Closing Date at the offices of Donald Bezahler, Esq., 10800 Biscayne Boulevard, 10th Floor, Miami, Florida 33161 (or such other place as is mutually agreed to by the Company and the Buyer).

               (c)     Deliveries  at  the Closing.  Subject to the satisfaction
                       ---------------------------
of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyer shall deliver to the Company the Purchase Price for the Convertible Debenture and Warrants to be issued and sold to the Buyer, and (ii) the Company shall deliver to the Buyer, the Convertible Debenture, the Warrants, the Escrow Shares Escrow Agreement, and the Irrevocable Transfer Agent Instructions, all duly executed on behalf of the Company. In addition, Ray shall deliver to the Buyer the Stock Pledge Escrow Agreement.

          2.     Buyer's  Representations  and  Warranties.
                 -----------------------------------------

     The  Buyer  represents  and  warrants  to  the  Company  that:

               (a)     Investment  Purpose.  The  Buyer  is  acquiring  the
                       -------------------
Convertible Debenture and the Warrants, and, upon conversion of the Convertible Debenture, if applicable and/or the exercise of the Warrants, the Buyer will acquire the Conversion Shares and/or Warrant Shares, as defined below, then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Buyer reserves the right to dispose of the Conversion Shares, if applicable, and the Warrants and Warrant Shares at any time in accordance with or pursuant to an effective registration statement covering such Conversion Shares, Warrants and Warrant Shares or an available exemption under the Securities Act.

               (b)     Accredited  Investor Status.  The Buyer is an "Accredited
                       ---------------------------                    ----------
Investor"  as  that  term  is  defined  in  Rule  501(a)(3)  of  Regulation  D.
--------

               (c)     Reliance  on  Exemptions.  The Buyer understands that the
                       ------------------------
Convertible Debenture and the Warrants are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire such securities.

               (d)     Information.  The  Buyer and his advisors and counsel, if
                       -----------
any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding its purchase of the Convertible Debenture and the Warrants, and the Warrant Shares and the Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, which have been requested by the Buyer. The Buyer and his advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or his advisors, if any, or his representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, involves a high degree of risk. THE BUYER IS IN A POSITION REGARDING THE COMPANY, WHICH, BASED UPON EMPLOYMENT, FAMILY RELATIONSHIP OR ECONOMIC BARGAINING POWER, ENABLED AND ENABLES THE BUYER TO OBTAIN INFORMATION FROM THE COMPANY IN ORDER TO EVALUATE THE MERITS AND RISKS OF THIS INVESTMENT. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

               (e)     No  Governmental  Review.  The  Buyer understands that no
                       ------------------------
United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debenture, the Warrants, the Warrant Shares or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

               (f)     Transfer  or  Resale.  The Buyer understands that, except
                       --------------------
as provided in the Investor Registration Rights Agreement: (i) the Convertible Debenture, the Conversion Shares, the Warrants, and the Warrant Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("Rule 144") may be made
                                                          --------
only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller  (or  the  person  through  whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder, and
                                                           ---
(iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

               (g)     Legends.  The  Buyer understands that the certificates or
                       -------
other instruments representing the Convertible Debenture, the Warrants, the Warrant Shares, the Escrow Shares and/or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (ii) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

     The legend set forth above shall be removed and the Company within five business days shall cause its transfer agent to issue a certificate without such legend to the holder of the Convertible Debenture, Warrants, the Warrant Shares, and/or Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a public sale transaction, provided the applicable securities subject to such public sale transaction are registered under the Securities Act, or (ii) in connection with a private sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a sale, assignment or transfer of the securities subject to such private sale transaction may be made without registration under the Securities Act.

               (h)     Authorization, Enforcement.  This Agreement has been duly
                       --------------------------
and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

               (i)     Receipt  of  Documents.  The  Buyer  and  its counsel has
                       ----------------------
received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Stock Pledge Escrow Agreement, and the Irrevocable Transfer Agent Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended April 30, 2005; (iv) the Company's Form 10-QSB for the fiscal quarter ended July 31, 2005; (v) the Company's Form 8-K related to the restatement of the Company's Financial Statements, and (vi) it has received answers to all questions the Buyer submitted to the Company regarding an investment in the Company, and the Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

               (j)     No Legal Advice from the Company.  The Buyer acknowledges
                       --------------------------------
that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. The Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

               (k)     No  Group Participation.  The Buyer and its affiliates is
                       -----------------------
not a member of any group, nor is the Buyer acting in concert with any other person with respect to its acquisition of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

               (l)     Company  Registration  Statement.  The  Buyer  makes  no
                       --------------------------------
representation or warranty regarding the Company's ability to have any registration statement filed pursuant to the Investor

Registration Rights Agreement or otherwise declared effective by the SEC. The Company has the sole obligation to make any and all such filings as may be necessary and to have any registration statement declared effective by the SEC to the extent required by the Investor Registration Rights Agreement.

          3.     Representations and  Warranties of the Company.
                 ----------------------------------------------

     The Company represents and warrants to the Buyer that, except as set forth in the SEC Documents (as defined herein) or otherwise on the schedule of exceptions delivered to the Buyer in connection with the execution of this Agreement (the "Schedules"):
                  ---------

               (a)     Organization  and  Qualification.  The  Company  and  its
                       --------------------------------
subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (b)     Authorization,  Enforcement,  Compliance  with  Other
                       -----------------------------------------------------
Instruments.  (i) The Company has the requisite corporate power and authority to
-----------
enter into and perform this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Shares Escrow Agreement, and the Irrevocable Transfer Agent Instructions (collectively the "Transaction
                                                                 -----------
Documents")  and  to  issue  the Convertible Debenture and the Warrants, and the
---------
Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be (including those comprising the Escrow Shares), in accordance with the terms hereof and thereof;
(ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debenture and the Warrants, and the reservation for issuance and the issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof, as the case may be (including those comprising the Escrow Shares), have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders; (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

               (c)     Capitalization.  The  Company's  authorized capital stock
                       --------------
is comprised of: (i) 300,000,000 shares of Common Stock, $0.001 par value per share, of which 8,930,951 shares are issued and outstanding, 11,361,682 shares are reserved for issuance pursuant to outstanding options and 862,069 shares are reserved for issuance pursuant to outstanding warrants, and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share. There are currently three series of Preferred Stock designated as follows: (i) 1,000,000 shares have been designated as Series A Preferred Stock, $0.001 par value per share, all of which have been issued and are outstanding; (ii) 400,000 shares have been designated as Series B Preferred Stock, $0.001 par value per share, all of which have been issued and are outstanding, and (iii) 500,000 shares of Series C Preferred Stock, $0.001 par value per share, all of which have been issued and are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)) or in the Schedules, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents or in the Schedules, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments  of  any  character  whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries; (ii) there are no outstanding debt securities; (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Investor Registration Rights Agreement), and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debenture and Warrants as described in this Agreement. The Convertible Debenture, Warrants, Warrant Shares, and Conversion Shares when issued, if applicable, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under federal or state securities laws as a result of the private placement of the Convertible Debenture and Warrants). No co-sale right, right of first refusal or other similar right exists with respect to the Convertible Debenture, Warrants, Warrant Shares, and/or the Conversion Shares or the issuance and sale thereof. The issue and sale of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on
      ----------------------------
the  date  hereof  (the  "By-laws"), and the terms of all securities convertible
                          -------
into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

               (d)     Issuance  of  Securities.  The  Convertible Debenture and
                       ------------------------
Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are and free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares and the Warrant Shares issuable upon conversion of the Convertible Debenture and Warrants, as the case may be (including those comprising the Escrow Shares), have been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Transaction Documents, the Conversion Shares, and the Warrant Shares, as the case may be (including those comprising the Escrow Shares), will be duly issued, fully paid and nonassessable.

               (e)     No  Conflicts.  Except  as disclosed in the SEC Documents
                       -------------
or in the Schedules, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws, or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents or in the Schedules, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Investor Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents or in the Schedules, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

               (f)     SEC  Documents:  Financial Statements.  Since February 4,
                       -------------------------------------
2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the
                                                      ------------
foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the  "SEC  Documents").  The  Company  has  delivered  to  the  Buyer  or  its
      --------------
representatives,  or  made  available  through  the  SEC's  website  at
http://www.sec.gov., true and complete copies of the SEC Documents. Except as otherwise set forth in the Schedules, as of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with
 ---------------------
applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (g)     10(b)-5.  Except as otherwise set forth in the Schedules,
                       -------
the SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

               (h)     Absence  of  Litigation.  Except  as disclosed in the SEC
                       -----------------------
Documents or in the Schedules, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby, (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents or in the Schedules, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

               (i)     Acknowledgment  Regarding  Buyer's  Purchase  of  the
                       -----------------------------------------------------
Convertible  Debenture.  The  Company  acknowledges and agrees that the Buyer is
----------------------
acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer or any of his respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

               (j)     No General Solicitation.  Neither the Company, nor any of
                       -----------------------
its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be.

               (k)     No  Integrated Offering.  Neither the Company, nor any of
                       -----------------------
its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, under the Securities Act or cause this offering of the Convertible Debenture and the Warrants, and the Warrant Shares and Conversion Shares into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, to be integrated with prior offerings by the Company for purposes of the Securities Act.

               (l)     Employee  Relations.  Neither  the Company nor any of its
                       -------------------
subsidiaries is involved neither in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

               (m)     Intellectual  Property  Rights.  The  Company  and  its
                       ------------------------------
subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

               (n)     Environmental  Laws.
                       -------------------

                    (i) To the knowledge of the Company, each of the Company and its subsidiaries has complied with all applicable Environmental Laws (as defined below), except for violations of Environmental Laws that, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company (a
"Material  Adverse  Effect").  There  is  no pending or, to the knowledge of the
 -------------------------
Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request, relating to any Environmental Law involving the Company or any subsidiary, except for litigation, notices of violations, formal administrative proceedings or investigations, inquiries or information requests that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. For purposes of this Agreement, "Environmental Law" means any federal, state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including without limitation any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including without limitation emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals;
(v) the protection of wild life, marine life and wetlands, including without limitation all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels, and other closed receptacles; (vii) health and safety of employees and other persons, and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").
                                                             ------

                    (ii) Set forth in the Schedules to this Agreement is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Company or a subsidiary (whether conducted by or on behalf of the Company or a subsidiary or a third party, and whether done at the initiative of the Company or a subsidiary or directed by a third party) which were issued or conducted during the past five years and which the Company has possession of or access to. A complete and accurate copy of each such document has been provided to the Buyer.

                    (iii) To the knowledge of the Company there is no material environmental liability with respect to any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company or any subsidiary.

                    (iv) The Company and its subsidiaries (i) have received all permits, licenses or other approvals required of them under applicable
Environmental Laws to conduct their respective businesses, and (ii) are in compliance with all terms and conditions of any such permit, license or approval.

               (o)     Title.  Any real property and facilities held under lease
                       -----
by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

               (p)     Insurance.  The  Company and each of its subsidiaries are
                       ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

               (q)     Regulatory  Permits.  The  Company  and  its subsidiaries
                       -------------------
possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

               (r)     Internal  Accounting  Controls.  Except  as otherwise set
                       ------------------------------
forth in the Schedules, the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (s)     No  Material  Adverse Breaches, etc.  Except as set forth
                       -----------------------------------
in the SEC Documents or in the Schedules, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Except as set forth in the SEC Documents or in the Schedules, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect.

               (t)     Tax  Status.  Except as set forth in the SEC Documents or
                       -----------
in the Schedules, the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

               (u)     Certain  Transactions.  Except  as  set  forth in the SEC
                       ---------------------
Documents or in the Schedules, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

               (v)     Fees  and  Rights  of  First Refusal.  The Company is not
                       ------------------------------------
obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

               (w)     Reliance.  The  Company  acknowledges  that  the Buyer is
                       --------
relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Buyer purchasing the Convertible Debenture and Warrants. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Buyer would not enter into this Agreement.

               (x)     Sarbanes-Oxley.  The  Company  is  in compliance with the
                       --------------
applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are currently in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of such Act not currently in effect at all times after the effectiveness of such provisions except where such noncompliance would not have or reasonably be expected to result in a Material Adverse Effect or which would be reasonably likely to have a material adverse effect on the transactions contemplated hereby or by the Investor Registration Rights Agreement.

               (y)     Registration  Form.  The  Company  meets the requirements
                       ------------------
for the use of Form SB-2 for the registration of the resale of the Conversion Shares, the Escrow Shares and Warrant Shares, as the case may be, by the Buyer to the extent required by the Investor Registration Rights Agreement.

               (z)     Non-Public  Information.  The  Company  confirms  that
                       ------------------------
neither it nor any person acting on its behalf has provided the Buyer or its agents or counsel with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Buyer will rely on the foregoing representation in effecting transactions in securities of the Company.

               (aa)     Anti-Takeover  Provision.  The  Company and its Board of
                        ------------------------
Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Buyer as a result of the Buyer and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation the Company's issuance of the Convertible Debenture, Warrants, Warrant Shares and Conversion Shares, as the case may be, and the Buyer's ownership thereof.

          4.     Covenants.
                 ---------

               (a)     Reasonable  Best  Efforts.  Each  party  shall  use  its
                       -------------------------
commercially reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

               (b)     Form D.  The Company agrees to file a Form D with respect
                       ------
to the Convertible Debenture, Warrants, Warrant Shares, and Conversion Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Convertible Debenture, Warrants, the Warrant Shares, and Conversion Shares, or obtain an exemption for the Convertible Debenture, Warrants, the Warrant Shares, and Conversion Shares, as the case may be, for sale to the Buyer at the Closing pursuant to this

Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

               (c)     Reporting  Status.  Until  the earlier of (i) the date as
                       -----------------
of which the Buyer may sell all of the Warrants, the Warrant Shares, and Conversion Shares, as the case may be, without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyer shall have sold all the Warrants, the Warrant Shares, and Conversion Shares, as the case may be, and (B) no amount of the Convertible Debenture is outstanding (the "Registration Period"), the Company
                                              -------------------
shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

               (d)     Use of Proceeds.  The Company shall use the proceeds from
                       ---------------
the sale of the Convertible Debenture and Warrants for the purpose of closing the Method IQ transaction hereinafter described. To the extent that any of such proceeds are not used to close the Method IQ transaction, any such proceeds shall be used solely for the repayment of the Convertible Debenture.

               (e)     Reservation of Shares.  The Company shall take all action
                       ---------------------
reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, that number of shares of Common Stock equal to a multiple of five times the number of shares of Common Stock into which the Convertible Debenture is from time to time convertible at the Default Conversion Price (as defined in the Convertible Debenture) unless a change in such multiple is agreed to in writing by the Buyer and the Company. If at any time the Company does not have available such number of authorized and unissued shares of Common Stock as shall from time to time be sufficient to effect the issuance of all of (i) the Conversion Shares, (including those comprising the Escrow Shares), upon the conversion of the entire principal amount of the Convertible Debenture, and (ii) Warrant Shares upon exercise of the Warrants, the Company shall call and hold a special meeting of the stockholders within 120 days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the stockholders to vote in favor of increasing the number of shares of Common Stock authorized. Subject to any restrictions under the proxy rules under the Exchange Act, management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. Notwithstanding the foregoing, the Company's obligations under this
Section 4(e) (other than an obligation to keep reserved for issuance the Warrant Shares upon exercise of the Warrants) shall terminate and be of no further force and effect in the event the Convertible Debenture is redeemed by the Company.

               (f)     Listings  or Quotation.  The Company shall promptly after
                       ----------------------
the Closing secure the listing or quotation of the Conversion Shares and the Warrant Shares upon a national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter
Bulletin  Board  ("OTCBB")  or  other  market,  if any, upon which shares of the
                   -----
Common Stock are then listed or quoted (subject to official notice of issuance) and shall use its commercially reasonable best efforts to maintain, so long as any other shares of the Common Stock shall be so listed, such listing of the Conversion Shares and Warrant Shares. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB. It shall be an event of default hereunder if the Company fails to strictly comply with its obligation under this Section 4(f).

               (g)     Fees and Expenses.  The Company shall bear all of its own
                       -----------------
legal and professional fees and expenses, including, but not limited to, those associated with the filing of any registration statement to the extent required under the Investor Registration Rights Agreement. Each of the Company and the Buyer shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. The Company shall also pay Gunn Allen a fee equal to ten percent of the Gross Proceeds of the Convertible Debenture which shall be deducted from the monies delivered by the Buyer at the Closing.

               (h)     Warrants.  The  Company  shall  issue the Warrants to the
                       --------
Buyer at the Closing. The Warrant Shares shall have such registration rights as set forth in the Investor Registration Rights Agreement.

               (i)     Registration  Statement.  The  Company  shall  be  solely
                       -----------------------
responsible for the contents of any registration statement, prospectus or other filing made with the SEC or otherwise used in the offering of the Company's securities (except as such disclosure relates solely to the Buyer and then only to the extent that such disclosure conforms with information furnished in writing by the Buyer to the Company), even if the Buyer or its agents as an accommodation to the Company participate or assist in the preparation of such registration statement, prospectus or other SEC filing. The Company shall retain its own legal counsel to review, edit, confirm and do all things such counsel deems necessary or desirable to such registration statement, prospectus or other SEC filing to ensure that it does not contain an untrue statement or alleged untrue statement of material fact or omit or alleged to omit a material fact necessary to make the statements made therein, in light of the circumstances under which the statements were made, not misleading.

               (j)     Corporate  Existence.  So  long as any of the Convertible
                       --------------------
Debenture remains outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation of an Organizational
 ----------------------
Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(j) will thereafter be applicable to the Convertible Debenture.

               (k)     Transactions  with  Affiliates.  So  long  as  any of the
                       ------------------------------
Convertible Debenture remains outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own five percent or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent or more beneficial interest (each a "Related Party"), except for (a) customary
                                       -------------
employment  arrangements  and  benefit  programs  on  reasonable  terms; (b) any investment in an Affiliate of the Company; (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company and for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for
                                                                  ---------
purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent or more equity interest in that person or entity; (ii) has ten percent or more common ownership with that person or entity; (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes
                                             -------      --------
hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

               (l)     Transfer  Agent.  The  Company covenants and agrees that,
                       ---------------
in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

               (m)     Restriction  on Issuance of the Capital Stock. So long as
                       ---------------------------------------------
any of the Convertible Debenture remains outstanding, the Company shall not, without the prior written consent of the Buyer, (i) except for proposed issuances disclosed in Schedule 3(c), issue or sell shares of the Common Stock or the Preferred Stock without consideration or for a consideration per share less than the Closing Bid Price of the Common Stock determined immediately prior to its issuance, (ii) except for proposed issuances disclosed in Schedule 3(c), issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8. "Closing Bid Price" on any day shall be the closing bid price for a share of Common Stock on such date on the OTCBB (or such other exchange, market, or other system that the Common Stock is then traded
on), as reported on Bloomberg, L.P. (or similar organization or agency succeeding to its functions of reporting prices).

               (n)     Resales  Absent  Effective  Registration  Statement.  The
                       ---------------------------------------------------
Buyer understands and acknowledges that (i) this Agreement and the agreements contemplated hereby may require the Company to issue and deliver Conversion Shares (including those comprising the Escrow Shares) or Warrant Shares to the Buyer with legend restricting their transferability under the Securities Act, and (ii) it is aware that resales of such Conversion Shares (including those comprising the Escrow Shares) or Warrant Shares may not be made unless, at the time of resale, there is an effective registration statement under the Securities Act covering such Buyer's resale(s) or an applicable exemption from registration.

               (o)     Legend.  Certificates  evidencing  the Warrant Shares and
                       ------
Conversion Shares shall not contain any legend (including the legend set forth above), (A) while a registration statement covering the resale of such security is effective under the Securities Act (provided, however, that the Buyer's prospectus delivery requirements under the Securities Act will remain applicable); (B) following any sale of such Warrant Shares and/or Conversion Shares pursuant to Rule 144; (C) if such Warrant Shares and/or Conversion Shares are eligible for sale under Rule 144(k), or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC). Subject to the foregoing, upon written request of the Buyer to have such legend removed, the Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the effective date of any registration statement (the "Effective Date") if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4(o), it will, no later than three trading days following the delivery by the Buyer to the Company or the Company's transfer agent of a certificate representing Warrant Shares and/or Conversion Shares issued with a restrictive legend, deliver or cause to be delivered to such Buyer a certificate representing such Warrant Shares and/or Conversion Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge(s) the restrictions on transfer set forth herein.

               (p)     Pledge.  The  Company  acknowledges  and  agrees that the
                       ------
Buyer may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Convertible Debenture, Warrants, Warrant Shares and/or Conversion Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, the Buyer may transfer pledged or secured Convertible Debenture, Warrants, Warrant Shares, and/or Conversion Shares to the pledgees or secured parties.
Such a pledge or transfer would not be subject to approval of the Company provided that the Company may require a legal opinion of legal counsel to the Buyer in connection therewith. Further, no notice shall be required of such pledge. At the Buyer's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Convertible Debenture, Warrants, Warrant Shares, Escrow Shares and/or Conversion Shares may reasonably request in connection with a pledge or transfer of the Convertible Debenture, Warrants, Warrant Shares, and/or Conversion Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

               (q)     Removal  of  Legend.  In  addition  to  the Buyer's other
                       -------------------
available remedies and provided that the conditions permitting the removal of legend specified in Section 4(o) are met, the Company shall pay to the Buyer, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Warrant Shares and/or Conversion Shares (based on the closing price of the Common Stock on the date such Warrant Shares and/or Conversion Shares are submitted to the Company's transfer agent), $5 per trading day (increasing to $10 per trading day five trading days after such damages have begun to accrue) for each trading day after the seventh trading day following delivery by the Buyer to the Company or the Company's transfer agent of a certificate representing Warrant Shares and/or Conversion Shares issued with a restrictive legend, until such certificate is delivered to the Buyer with such legend removed. Nothing herein shall limit the Buyer's right to pursue actual damages for the failure of the Company and its transfer agent to deliver certificates representing any securities as required hereby or by the Irrevocable Transfer Agent Instructions, and the Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief.

               (r)     Press  Release.  In  addition to any and all other public
                       --------------
statements or disclosures made by the Company in its sole discretion (subject to the last sentence of this Section 4(r), the Company will issue a press release and file a Current Report on Form 8-K with the SEC regarding the Closing of the purchase and sale of the Convertible Debenture and Warrants on or before four business days after the date of the Closing. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Buyer, or include the names of the Buyer in any filing with the SEC, without the prior written consent of the Buyer, except (i) as required by federal securities law, and (ii) to the extent such disclosure is required by law or regulations, in which case the Company shall provide the Buyer with prior notice of such disclosure permitted under subclause (i) or (ii). Furthermore, the Company covenants and agrees that neither it nor any other person acting on its behalf will provide the Buyer or his agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Buyer shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Buyer shall be relying on the foregoing representations in effecting transactions in securities of the Company.

               (s)     Stock Splits, etc. The provisions of this Agreement shall
                       -----------------
be appropriately adjusted to reflect any stock split, stock divided, reverse stock split, reorganization or other similar event effected after the date hereof.

               (t)     No  Short  Position.  Each  of  the  Buyer and any of its
                       -------------------
Affiliates do not have an open short position in the Common Stock, and the Buyer agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of, or hedging transactions with respect to the Common Stock until the earlier to occur of (i) the fifth anniversary of the Closing Date, or
(ii)  the Buyer no longer owns a principal balance of the Convertible Debenture.

               (u)     Stock  Pledge Escrow Agreement.  At  the Closing, Ray and
                       ------------------------------
the  Buyer  shall  execute  and  deliver  a  Stock  Pledge and Escrow Agreement.

          5.     Transfer  Agent  Instructions.
                 -----------------------------

     The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing Donald Bezahler, Esq. as its agent for purpose of having certificates issued, registered in the name of the Buyer or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debenture as specified from time to time by the Buyer to the Company upon conversion of the Convertible Debenture, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). For so long as any of the Conversion Debenture remains outstanding, the Company shall not change its transfer agent without the express written consent of the Buyer, which may be withheld by the Buyer in its sole discretion, and any successor transfer agent shall be required to execute the Irrevocable Transfer Agent Instructions. Prior to registration of the Conversion Shares, if applicable, under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5 and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this
Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer of any of the Conversion Shares is not required under the Securities Act, and absent manifest error in such opinion, the Company shall within five business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          6.     The  Escrow  Shares;  Limitation  on  Conversion.
                 ------------------------------------------------

               (a)     Share  Denominations.  The  Escrow Agent shall retain and
                       --------------------
hold the Escrow Shares which shall be held in accordance with the terms of this Agreement and the Escrow Shares Escrow Agreement. The Escrow Shares shall be in the share denominations specified in Schedule II hereto, registered in the name of the Buyer.

               (b)     Conversion  Notice.  Exhibit F attached hereto and made a
                       -------------------  ---------
part hereof sets forth the procedures with respect to the conversion of the Convertible Debenture, including the forms of Conversion Notice to be provided upon conversion, instructions as to the procedures for conversion and such other information and instructions as may be reasonably necessary to enable the Buyer or its permitted transferee(s) to exercise the right of conversion smoothly and expeditiously. Said Exhibit F also sets forth the procedures with respect to the exercise of the Warrants, the Company's redemption of the Convertible Debenture and the release of the Escrow Shares by the Escrow Agent to the Company in connection therewith.

               (c) From and after the Closing Date, the Company agrees that, at any time the conversion price of the Convertible Debenture is such that the number of Escrow Shares for the Convertible Debenture is less than two times the number of shares of Common Stock that would be needed to satisfy full conversion of such Convertible Debenture then outstanding, given the then current conversion price (the "Full Conversion Shares"), upon five business days written
                       ----------------------
notice of such circumstance to the Company by the Buyer and the Escrow Agent, the Company shall issue additional share certificates in the name of the Buyer and/or its assigns in denominations specified by the Buyer, and deliver same to the Escrow Agent, such that the new number of Escrow Shares with respect to the Convertible Debenture is equal to two times the Full Conversion Shares.

               (d)     Buyer's  Ownership  of  Common Stock.  In addition to and
                       ------------------------------------
not  in  lieu  of  the  limitations  on  conversion set forth in the Convertible
Debenture, the conversion rights of the Buyer set forth in the Convertible Debenture shall be limited, solely to the extent required, from time to time, such that, unless the Buyer gives written notice 65 days in advance to the Company of the Buyer's intention to exceed the Limitation on Conversion as defined herein, with respect to all or a specified amount of the Convertible Debenture and the corresponding number of the Conversion Shares in no instance shall the Buyer (singularly, together with any Persons who in the determination of the Buyer, together with the Buyer, constitute a group as defined in Rule 13d-5 of the Exchange Act) be entitled to convert the Convertible Debenture to the extent such conversion would result in the Buyer beneficially owning more than 4.99 percent of the outstanding shares of Common Stock of the Company. For these purposes, beneficial ownership shall be defined and calculated in accordance with Rule 13d-3, promulgated under the Exchange Act (the foregoing being herein referred to as the "Limitation on Conversion"); provided, however,
                                  ------------------------    --------  -------
that the Limitation on Conversion shall not apply to any forced or automatic conversion pursuant to this Agreement or the Convertible Debenture; and provided, further that if the Company shall have breached any of the Transaction
--------  -------
Documents, the provisions of this Section 6(d) shall be null and void from and after such date. The Company shall, promptly upon its receipt of a Conversion Notice tendered by the Buyer (or its sole designee) for the Convertible Debenture, as applicable, notify the Buyer by telephone and by facsimile (the "Limitation Notice") of the number of shares of Common Stock outstanding on such
 -----------------
date and the number of Conversion Shares, which would be issuable to the Buyer (or its sole designee, as the case may be) if the conversion requested in such Conversion Notice were effected in full and the number of shares of Common Stock outstanding giving full effect to such conversion whereupon, in accordance with the Convertible Debenture, notwithstanding anything to the contrary set forth in the Convertible Debenture, the Buyer may, by notice to the Company within one business day of its receipt of the Limitation Notice by facsimile, revoke such conversion to the extent (in whole or in part) that the Buyer determines that such conversion would result in the ownership by the Buyer of shares of Common Stock in excess of the Limitation on Conversion. The Limitation Notice shall begin the 65 day advance notice required in this Section 6(d).

               (e)     Attorney's  fees.  The  Company  shall pay all reasonable
                       ----------------
attorney's fees of the Buyer and Escrow Agent related to the redemption of the Convertible Debenture but in no event shall such fees exceed $2,000.

          7.     Conditions  to  the  Company's  Obligation  to  Sell.
                 ----------------------------------------------------

               (a)     Closing.  The  obligation  of  the  Company  hereunder to
                       -------
issue and sell the Convertible Debenture and the Warrants to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                    (i) The Buyer shall have executed the Transaction Documents and delivered them to the Company.

                    (ii) The Buyer shall have delivered to the Company the Purchase Price for the Convertible Debenture and the Warrants by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

                    (iii) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date. If requested by the Company, the Company shall have received a certificate, executed by an executive officer of the Buyer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Company.

                    (iv) The Company shall have filed a form UCC-1 with regard to the Pledged Property and Pledged Collateral as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer.

                    (v) The Company shall have executed a definitive stock purchase agreement with Method IQ.

          8.     Conditions  to  the  Buyer's  Obligation  to  Purchase.
                 ------------------------------------------------------

               (a)     Closing.  The  obligation  of  the  Buyer  hereunder  to
                       -------
purchase the Convertible Debenture and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

                    (i) The Company shall have executed the Transaction Documents and delivered the same to the Buyer.

                    (ii) The Common Stock shall be authorized for quotation on the OTCBB, trading in the Common Stock shall not have been suspended for any reason, and all the Conversion Shares issuable upon the conversion of the Convertible Debenture shall have been approved by the OTCBB.

                    (iii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer, including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                    (iv) The Company shall have executed and delivered to the Buyer the Convertible Debenture and the Warrants.

                    (v) The Buyer shall have received an opinion of counsel in a form satisfactory to the Buyer.

                    (vi) The Company shall have provided to the Buyer a certificate of good standing from the Secretary of State from the state in which the Company is incorporated.

                    (vii) The Company shall have delivered to the Escrow Agent the Escrow Shares.

                    (viii) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's certified public accountant as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

                    (ix) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debenture, shares of Common Stock sufficient to effect the conversion of all of such Convertible Debenture.

                    (x) The Irrevocable Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                    (xi) Ray shall have executed and delivered to the Buyer the Stock Pledge Escrow Agreement.

          9.     Indemnification.
                 ---------------

               (a) In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Convertible Debenture and the Warrants hereunder, and the Conversion Shares and Warrants into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer, and his employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of action,
     -----------------
suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer Indemnitees or any of them as
 ------------------------
a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, or any other certificate, instrument or document contemplated hereby executed by the Company; (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby executed by the Company, or (c) any cause of action, suit or claim brought or made against such Buyer Indemnitee based on material misrepresentations or due to a material breach by the Company and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debenture. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

               (b) In consideration of the Company's execution and delivery of this Agreement, and issuance of the Convertible Debenture and the Warrants hereunder, and the Conversion Shares and Warrants into which the Convertible Debenture and Warrants are convertible or exercisable, as the case may be, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold  harmless  the  Company  and  all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company
                                                                        -------
Indemnitees")  from  and against any and all Indemnified Liabilities incurred by
-----------
the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer in this Agreement, or any other certificate, instrument or document contemplated hereby executed by the Buyer; (b) any breach of any covenant, agreement or obligation of the Buyer contained in this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach by the Buyer and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnities. To the extent that the foregoing undertaking by the Buyer may be unenforceable for any reason, the Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          10.     Governing  Law:  Miscellaneous.
                  ------------------------------

               (a)     Governing  Law.  The  parties hereto acknowledge that the
                       --------------
transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of Florida. The parties hereto agree that the internal laws of the State of Florida shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of Florida. Service of process in any action by the Buyer to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

               (b)     Counterparts.  This  Agreement  may be executed in two or
                       ------------
more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four additional original executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof.

               (c)     Headings.  The  headings  of  this  Agreement  are  for
                       --------
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d)     Severability.  If  any  provision of this Agreement shall
                       ------------
be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               (e)     Entire  Agreement, Amendments.  This Agreement supersedes
                       -----------------------------
all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

               (f)     Notices.  Any  notices,  consents,  waivers,  or  other
                       -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) seven days after being sent by U.S. certified mail, return receipt requested, or (iv) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:               Charys Holding Company Inc.
                                     1117 Perimeter Center West, Suite N415
                                     Atlanta, Georgia 30338
                                     Attention: Billy Ray, Jr.
                                     Telephone: (678) 443-2300
                                     Facsimile: (678) 443-2320

With a copy to:                      Michael Brenner
                                     Attorney at Law
                                     1643 North Harrison Parkway
                                     Sunrise, Florida 33323
                                     Telephone: (954) 838-6251
                                     Facsimile: (954) 838-6844


With a copy to:                      Glast, Phillips & Murray, P.C.
                                     815 Walker Street, Suite 1250
                                     Houston, Texas 77002
                                     Attention: Norman T. Reynolds, Esq.
                                     Telephone: (713) 237-3135
                                     Facsimile: (713) 237-3202
                                     Email: nreynolds@gpm-law.com

If to the Buyers, to:                Preferred Employers Holdings, Inc.
                                     10800 Biscayne Boulevard, Miami, FL 33161 attention Donald J. Bezahler, Esq.,
                                     Email: dbezahler@pegi.net,


                                     Attention:
                                     Telephone:
                                     Facsimile:

     If to the Buyer, to his address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number.

               (g)     Successors  and Assigns.  This Agreement shall be binding
                       -----------------------
upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

               (h)     No Third Party Beneficiaries.  This Agreement is intended
                       ----------------------------
for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               (i)     Survival.  Unless  this  Agreement  is  terminated  under
                       --------
Section 10(l), the representations and warranties of the Company and the Buyer contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 10, and the indemnification provisions set forth in Section 9, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debenture is redeemed or converted in full.

               (j)     Publicity.  The  Company  and  the  Buyer  shall have the
                       ---------
right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations provided, that the Company shall use its commercially reasonable best efforts to consult the Buyer in connection with any such press release or other public disclosure prior to its release and Buyer shall be provided with a copy thereof upon release thereof.

               (k)     Further  Assurances.  Each party shall do and perform, or
                       -------------------
cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (l)     No  Strict  Construction.  The  language  used  in  this
                       ------------------------
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (m)     Remedies.  In  addition to being entitled to exercise all
                       --------
rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under the Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                        CHARYS HOLDING COMPANY, INC.



                        By
                          ------------------------------------------------------
                          Billy V. Ray, Jr. Chairman and Chief Executive Officer



                        --------------------------------------------------------
                        BILLY V. RAY, JR.



                        --------------------------------------------------------
                        MEL HARRIS



                        --------------------------------------------------------
                        STEVEN POSNER

                                    EXHIBIT A

                 FORM OF INVESTOR REGISTRATION RIGHTS AGREEMENT
                 ----------------------------------------------

                     INVESTOR REGISTRATION RIGHTS AGREEMENT
                     --------------------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December
                                               ---------
___, 2005, by and among CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"), MEL HARRIS and STEVEN POSNER, or their designees (collectively, the
 -------
"Investor").
 --------

     WHEREAS:

     A. The Company and the Investor have entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which the Company
                  -----------------------------
proposes  to  sell  a $1,000,000 secured convertible debenture (the "Convertible
                                                                     -----------
Debenture")  which  shall  be  convertible  into the Company's Common Stock, par
---------
value  $0.001  per  share  (the  "Common Stock") and in connection therewith the
                                  ------------
Company  has  agreed  to  issue  certain  of  its  warrants  (the  "Warrants");
                                                                    --------

     B. To induce the Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws; and
 ---------------

     C. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agrees as follows:

     1.        DEFINITIONS.
               -----------

     As used in this Agreement, the following terms shall have the following meanings:

          (a)       "Person"  means  a corporation, a limited liability company,
                     ------
an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

          (b)       "Register,"  "registered,"  and  "registration"  refer  to a
                     --------     ----------          ------------
registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering  securities  on  a  continuous  or  delayed basis ("Rule 415"), and the
                                                             --------
declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").
                                                                   ---

          (c)       "Registrable  Securities" means (i) the Escrow Shares issued
                     -----------------------
or issuable as "security stock" for conversion of the Convertible Debenture, and
(ii) the Warrant Shares; provided, however, that if the Company has redeemed in full all amounts owing under the Convertible Debenture on or before the Exclusive Redemption Date, Registrable Securities shall mean only the Warrant Shares; and provided further that Registrable Securities shall not include any shares of Common Stock convertible from interest accrued under the Convertible Debenture subsequent to the date of the filing of the Initial Registration Statement (as defined below).

          (d)       "Registration  Statement"  means  a  registration  statement
                     -----------------------
under  the  Securities  Act  which  covers  the  Registrable  Securities.

     2.        REGISTRATION.
               ------------

          (a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than ninety (90) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement
              -------------------------
on  Form  SB-2  (or  similar  form)  under  the  Securities  Act  (the  "Initial
                                                                         -------
Registration  Statement")  for  the  resale  by  the Investor of all Registrable
-----------------------
Securities. The Company shall keep the Registration Statement "Evergreen" for the life of the Convertible Debentures or until Rule 144(k) of the Securities Act of 1933, as amended, is available to the Investor with respect to all of the Conversion Shares and Warrant Shares whichever is later. The Company shall retain, and pay at its sole expense, a law firm to file the Registration Statement subject to the reasonable approval of the Investor. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investor for its review and comment. The Investor shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

          (b)       Effectiveness  of  the  Initial Registration Statement.  The
                    ------------------------------------------------------
Company shall use its commercially reasonable best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than ninety (90) days after the date filed, provided that if the Convertible Debenture is redeemed before the Exclusive Redemption Date, no later than one hundred twenty (120) days after the date filed (the "Scheduled Effective
                                                             -------------------
Deadline")  and  (ii)  to insure that the Initial Registration Statement and any
--------
subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not declared effective by the SEC within one hundred and twenty (120) days after filing thereof.

          (c)       Failure  to File or Obtain Effectiveness of the Registration
                    ------------------------------------------------------------
Statement.  In  the  event  the  Registration  Statement  is  not  filed  by the
---------
Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Deadline, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated Damages") and not as a
                                               ------------------
penalty, to the holder, a cash amount equal to two percent (2%) per month of the outstanding principal amount of the Convertible Debenture outstanding. The initial payment of Liquidated Damages shall be made within three (3) business days from the end of the month in which the Scheduled Filing Deadline or Scheduled Effective Deadline occurred, as the case may be, and shall continue thereafter until the Registration Statement is filed or declared effective, as the case may be.

          (d)       Liquidated  Damages.  The  Company  and  the Investor hereto
                    -------------------
acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate; (ii) the amounts specified in such subsection bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to file a Registration Statement or to obtain or maintain the effectiveness of a Registration Statement; (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

     3.        RELATED  OBLIGATIONS.
               --------------------

          (a)       The  Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any
       --------------------
amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a
Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company
                                                     ------------
shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

          (c) The Company shall furnish to the Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus; (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          (d) The Company shall use its commercially reasonable best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (1) make any change to its articles of incorporation or by-laws; (2) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d); (3) subject itself to general taxation in any such jurisdiction, or (4) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor. Notwithstanding any provision of this Agreement to the contrary, if the Company makes such a notification, the Company may suspend the use of any prospectus contained in any Registration Statement for periods not to exceed forty five (45) business days in any three month period or two periods not to exceed an aggregate of ninety (90) business days in any twelve
(12) month period in the event that the Company determines, in the exercise of its reasonable discretion, confirmed by a legal opinion from outside counsel, that sales of Registrable Securities thereunder could constitute violations of the Securities Act due to the Registration Statement containing an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In each case, the Company shall use commercially reasonable best efforts to remedy the deficiency in the Registration Statement within thirty (30) business days. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness); (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

          (f) The Company shall use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (g) At the reasonable request of the Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

          (h) The Company shall make available for inspection by (i) the Investor and (ii) one (1) firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other
                                ----------
records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each
                      -------
Inspector, and cause the Company's officers, directors and employees to supply all information which the Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act; (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          (i) The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws; (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement; (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          (j) The Company shall use its commercially reasonable best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

          (k)       The  Company  shall  cooperate  with  the Investor who holds
Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates to a transferee of the Investor (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

          (l) The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          (m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

          (n) The Company shall otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          (o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.
                                                              ----------

          (p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

     4.        OBLIGATIONS  OF  THE  INVESTOR.
               ------------------------------

     The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice from the Company that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

     5.        EXPENSES  OF  REGISTRATION.
               --------------------------

     All expenses incurred in connection with registrations, filings or qualifications pursuant to the Agreement, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

     6.        INDEMNIFICATION.
               ---------------

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

          (a)       To  the  fullest  extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses,
                                       ------------------
claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, the "Claims") incurred in investigating, preparing or
                               ------
defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (the "Indemnified Damages"), to which any of them may become subject insofar as such
 --------------------
Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered (the "Blue Sky
                                                                        --------
Filing"),  or the omission or alleged omission to state a material fact required
------
to be stated therein or necessary to make the statements therein not misleading;
(ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable
Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) (collectively, the "Violations"). The Company shall
                                                ----------
reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (1) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (2) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(c), and (3) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9 hereof.

          (b) In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified
                           -----------------
Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration

Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to
Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

          (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     7.        CONTRIBUTION.
               ------------

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.        REPORTS  UNDER  THE  EXHANGE  ACT.
               ---------------------------------

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:
                                          ---------

          (a) make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144, and

          (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

     9.        AMENDMENT  OF  REGISTRATION  RIGHTS.
               -----------------------------------

     Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     10.       MISCELLANEOUS.
               -------------

          (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                 Charys Holding Company Inc.
                                       1117 Perimeter Center West, Suite N415
                                       Atlanta, Georgia 30338
                                       Attention: Billy Ray, Jr.
                                       Telephone: (678) 443-2300
                                       Facsimile: (678) 443-2320

With a copy to:                        Michael Brenner
                                       Attorney at Law
                                       1643 North Harrison Parkway
                                       Sunrise, Florida 33323
                                       Telephone: (954) 838-6251
                                       Facsimile: (954) 838-6844


If to the Escrow Agent                 Glast, Phillips & Murray, P.C.
 and with all copies to:               815 Walker Street, Suite 1250
                                       Houston, Texas 77002
                                       Attention: Norman T. Reynolds, Esq.
                                       Telephone: (713) 237-3135
                                       Facsimile: (713) 237-3202
                                       Email: nreynolds@gpm-law.com

If to the Investor, to:                Preferred Employers Holdings, Inc.
                                       10800 Biscayne Boulevard, Miami, FL 33161 attention Donald J. Bezahler, Esq.,
                                       Email: dbezahler@pegi.net,


                                       Attention:
                                       Telephone:
                                       Facsimile:


Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication; (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii)  above,  respectively.

          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of Florida. The parties hereto agree that the internal laws of the State of Florida shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of Florida. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (e) This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Stock Pledge Agreement, the Warrants, the Escrow Shares Escrow Agreement, and the Security Agreement, all dated the date hereof, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Warrants, the Escrow Shares Escrow Agreement, the Stock Pledge
Agreement, and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                   COMPANY:
                                   CHARYS HOLDING COMPANY INC.

                                   By
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer


                                   ---------------------------------------------
                                   SECURED PARTY:


                                   ---------------------------------------------
                                   MEL HARRIS


                                   ---------------------------------------------
                                   STEVE POSNER

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT
                            -------------------------


Attention:

     Re:     CHARYS HOLDING COMPANY INC.

Ladies and Gentlemen:

     We are counsel to Charys Holding Company Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain
 -------
Securities  Purchase  Agreement  (the  "Securities Purchase Agreement"), entered
                                        -----------------------------
into  by  and among the Company and the Investor named therein (the "Investor"),
                                                                     --------
pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.001 per share (the "Common Stock"). Pursuant to the Purchase
                                       ------------
Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Investor Registration Rights Agreement") pursuant to
                            --------------------------------------
which  the  Company  agreed,  among  other  things,  to register the Registrable
Securities  (as  defined  in  the  Registration  Rights  Agreement)  under  the
Securities  Act  of 1933, as amended (the "Securities Act").  In connection with
                                           --------------
the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities
                                    ----------------------
and  Exchange SEC (the "SEC") relating to the Registrable Securities which names
                        ---
each  of  the  Investor  as  a  selling  stockholder  there  under.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

                                       Very truly yours,

                                       [LAW FIRM]

                                       By:
                                          ---------------------------------

cc:     Mr. Billy V. Ray, Jr.
        Mr. Mel Harris
        Mr. Steven Posner

                                    EXHIBIT B

                               SECURITY AGREEMENT
                               ------------------

     THIS  SECURITY  AGREEMENT  (the  "Agreement"),  is  entered  into  and made
                                       ---------
effective as of December ___, 2005, by and between CHARYS HOLDING COMPANY INC., a Delaware corporation (the "Company"), METHOD IQ, INC. a Georgia corporation
                                -------
(the "Subsidiary," and, together with the Company, the "Debtors") and MEL HARRIS
      ----------                                        -------
AND  STEVEN  POSNER,  OR  THEIR  DESIGNEES  (collectively, the "Secured Party").
                                                                -------------

     WHEREAS, the Company shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement, dated the date hereof (the "Securities
                                                                      ----------
Purchase  Agreement"), and the Secured Party shall purchase a $1,000,000 secured
-------------------
convertible  debenture  (the  "Convertible  Debenture"),  all  of which shall be
                               ----------------------
convertible into shares of the Company's common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares"); and
 -------------                           ------------------

     WHEREAS, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subsidiary has agreed to execute this Agreement; and

     WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Stock Pledge Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions (all dated the date hereof and collectively referred to as the "Transaction
                                                                     -----------
Documents"),  the  Debtors hereby grant to the Secured Party a security interest
---------
in  and  to the pledged property identified on Exhibit "A" hereto (collectively,
                                               -----------
the  "Pledged  Property")  until the satisfaction of the Obligations, as defined
      -----------------
herein  below;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS
                         -------------------------------

     Section 1.1.     Recitals.
                      --------

     The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

     Section 1.2.     Interpretations.
                      ---------------

     Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

     Section  1.3.     Definitions.
                       -----------

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

     Section 1.4.     Obligations Secured.
                      -------------------

     The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Party, under the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Stock Pledge Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions (as to the obligation to deliver Escrow Shares underlying Conversion Shares upon delivery of a Conversion Notice only)  (collectively,  the  "Obligations").
                             -----------

                                   ARTICLE 2.

                PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL
                ------------------------------------------------
                      AND TERMINATION OF SECURITY INTEREST
                      ------------------------------------

     Section 2.1.     Pledged Property.
                      ----------------

          (a) The Debtors hereby pledge to the Secured Party, and create in the Secured Party for its benefit, a security interest in and to all of the Pledged Property for such time until the Obligations are paid in full subject only to the existing security interests held by other parties in such Pledged Property as set forth in Exhibit "A" attached hereto. Notwithstanding the
                              ------------
foregoing, the security interest granted pursuant to this Agreement shall terminate immediately in the event the Company redeems, or the Secured Party shall have converted, all amounts due under the Convertible Debenture.

     The  Pledged Property, as set forth in Exhibit "A" attached hereto, and the
                                            -----------
products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral."
                        -------------------

          (b) Simultaneously with the execution and delivery of this Agreement, the Debtors shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Debtors shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

     Section 2.2.     Rights; Interests; Etc.
                      -----------------------

          (a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

               (i) each of the Debtors shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof, and

               (ii) each of the Debtors shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

          (b)     Upon  the occurrence and during the continuance of an Event of
Default:

               (i) All rights of each of the Debtors to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by the Debtors for the benefit of the Secured Party and paid over pursuant to Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations;

               (ii) All interest, dividends, income and other payments and distributions which are received by the Debtors contrary to the provisions of
Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Debtors and shall be forthwith paid over to the Secured Party, and

               (iii) The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debenture as described herein.

          (c) Each of the following events shall constitute a default under this Agreement (an "Event of Default"):
                       ------------------

               (i) any default, whether in whole or in part, shall occur in the payment to the Secured Party of principal or interest under the Convertible Debenture or other item comprising the Obligations as and when due or with respect to any other debt or obligation of the Company to a party other than the Secured Party;

               (ii) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed under this Agreement, the Securities Purchase Agreement or the Convertible Debenture;

               (iii) each of the Debtors shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties;
(3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization; (B) an arrangement with creditors, or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

               (iv) any case, proceeding or other action shall be commenced against the Debtors for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.2(c)(iii) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Debtors, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Debtors, and any of the foregoing shall continue unstayed and in effect for any period of one hundred twenty (120) days;

               (v) any material obligation of Debtors (other than its Obligations under this Agreement) for the payment of borrowed money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event that, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable before the expressed maturity date of the obligation (other than the default disclosed in Section 6.11 hereof), or

               (vi) a breach by the Debtors of any material contract that would have a Material Adverse Effect (as defined in Section 6.1 below) (other than the default disclosed in Section 6.11 hereof).

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE
                          -----------------------------

     Section 3.1.     Secured Party Appointed Attorney-In-Fact.
                      ----------------------------------------

     Upon the occurrence of an Event of Default, the Debtors hereby appoint the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Debtors and in the name of the Debtors or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party.

     Section 3.2.     Secured Party May Perform.
                      -------------------------

     If any of the Debtors fail to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 4.1.     Authorization; Enforceability.
                      -----------------------------

     Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

     Section 4.2.     Ownership of Pledged Property.
                      -----------------------------

     Each of the Debtors warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement or otherwise set forth on Exhibit "A".
                                                             ------------

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL
                    ----------------------------------------

     Section 5.1.     Default and Remedies.
                      --------------------

          (a) If an Event of Default described in Section 2.2(c)(i) and (ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Debtors, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) through (vi) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

          (b) Upon the occurrence of an Event of Default, the Secured Party shall be entitled: (i) to receive all distributions with respect to the Pledged Collateral, (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.

     Section 5.2.     Method of Realizing Upon the Pledged Property: Other
                      ----------------------------------------------------
Remedies.
--------

     Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

          (a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the related Debtor ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made (the "Sale
                                                                            ----
Notice")),  which  notice period is hereby agreed to be commercially reasonable.
------
At any sale or sales of the Pledged Property, the relevant Debtor may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Debtors will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

          (b) Any cash being held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged
Collateral  shall  be  applied  as  follows:

               (i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

               (ii)     to  the  payment of the Obligations then due and unpaid.

               (iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, the Debtors.

          (c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

               (i) If the relevant Debtor fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against such Debtor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Debtor, wherever situated.

               (ii) The Debtors agree that they shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the obligations, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in
Section  8.3  hereof.

     Section 5.3.     Proofs of Claim.
                      ---------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Debtors or the property of the Debtors or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Debtors for the payment of the Obligations), shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

               (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

     Section 5.4.     Duties Regarding Pledged Collateral.
                      -----------------------------------

     The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS
                              ---------------------

     The Debtors covenant and agree that, from the date hereof and until the Obligations have been fully paid and satisfied or this Agreement shall otherwise terminate, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

     Section 6.1.     Existence, Properties, Etc.
                      ---------------------------

          (a) Each of the Debtors shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain each of the Debtor's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below), and (b) the Debtors shall not do, or cause to be done, any act impairing the Debtor's corporate power or authority (i) to carry on the Debtor's business as now conducted, and
(ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing
Statements required by the Secured Party (which other loan instruments collectively shall be referred as "Loan Instruments") to which it is or will be
                                    ----------------
a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any material
                                -----------------------
and adverse effect as determined by Secured Party in its sole discretion, whether individually or in the aggregate, upon (a) the Debtor's assets, business, operations, properties or condition, financial or otherwise; (b) the Debtor's to make payment as and when due of all or any part of the Obligations, or (c) the Pledged Property.

     Section 6.2.     Financial Statements and Reports.
                      --------------------------------

     The Company shall furnish to the Secured Party within a reasonable time such financial data as the Secured Party may reasonably request, including, without limitation, the following:

          (a) The balance sheet of the Company as of the close of each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

          (b) A balance sheet of the Company as of the close of each month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct, and

          (c) Copies of all accountants' reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

     Section 6.3.     Accounts and Reports.
                      --------------------

     The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

          (a) as soon as available, a copy of any notice or other communication received by any of the Debtors alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, respecting any of the indebtedness of the Debtors in excess of

$50,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $50,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof, and

          (b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the stockholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Debtors that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Collateral, or (iv) any of the transactions contemplated in Transaction Documents.

     Section 6.4.     Maintenance of Books and Records; Inspection.
                      --------------------------------------------

     The Debtors shall maintain their books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect any of its properties (including but not limited to the Pledged Property and Collateral described in the Transaction Documents), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

     Section 6.5.     Maintenance and Insurance.
                      -------------------------

          (a) The Debtors shall maintain or cause to be maintained, at their own expense, all of their assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

          (b) The Debtors shall maintain or cause to be maintained, at their own expense, insurance in form, substance and amounts (including deductibles), which the Debtors deem reasonably necessary to the Company's business, (i) adequate to insure all assets and properties of the Debtors, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Debtors; (iii) as may be required by the Transaction Documents and/or the applicable law, and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

     Section 6.6.     Contracts and Other Collateral.
                      ------------------------------

     The Debtors shall perform all of their obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Debtors are now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

     Section 6.7.     Defense of Collateral, Etc.
                      ---------------------------

     The Debtors shall defend and enforce their right, title and interest in and to any part of: (a) the Pledged Property, and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Debtors shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

     Section 6.8.     Payment of Debts, Taxes, Etc.
                      -----------------------------

     The Debtors shall pay, or cause to be paid, all of their indebtedness and other liabilities and perform, or cause to be performed, all of their obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon them, upon any of their assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

     Section 6.9.     Taxes and Assessments; Tax Indemnity.
                      ------------------------------------

     The Debtors shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency; (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Debtors, upon their income and profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Debtors in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

     Section 6.10.     Compliance with Law and Other Agreements.
                       ----------------------------------------

     The Debtors shall maintain their business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Debtors are a party or by which the Debtors or any of their properties are bound. Without limiting the foregoing, the Debtors shall pay all of their indebtedness promptly in accordance with the terms thereof.

     Section 6.11.     Notice of Default.
                       -----------------

     The Debtors shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the other Transaction Documents or any other agreement of the Debtors for the payment of money, promptly upon the occurrence thereof.

     Section 6.12.     Notice of Litigation.
                       --------------------

     The Debtors shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any persons against the Debtors, or affecting any of the assets of the Debtors, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Debtors on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS
                               ------------------

     The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied or this Agreement shall otherwise terminate, the Company shall not, unless the Secured Party shall consent otherwise in writing:

Section  7.1.     Liens  and  Encumbrances.
                  ------------------------

     The Debtors shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Debtors' capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber their right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Debtors' capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

     Section  7.2.     Certificate  of  Incorporation,  By-Laws,  Mergers,
                       ---------------------------------------------------
Consolidations,  Acquisitions  and  Sales.
-----------------------------------------

     Without the prior express written consent of the Secured Party, the Debtors shall not: (a) Amend their Certificate of Incorporations or By-Laws; (b) be a party to any merger, consolidation or corporate reorganization; or (c) convey any of their assets to any subsidiary; provided, however, that this Section 7.2 shall not prohibit the Company (whether through an existing or newly formed subsidiary) from acquiring the stock or assets of another entity.

     Section  7.3.     Management,  Ownership.
                       ----------------------

     The Company shall not materially change its ownership, executive staff or management without the prior written consent of the Secured Party. The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Debtors.

     Section  7.4.     Dividends,  Etc.
                       ---------------

     The Debtors shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock (other than the redemption rights under the Convertible Debenture and any other securities of the Company in existence as of the date hereof), nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party.

     Section  7.5.     Guaranties;  Loans.
                       ------------------

     The Debtors shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto, and (ii) the endorsement of negotiable instruments payable to the Debtors for deposit or collection in the ordinary course of business. The Debtors shall not make any loan, advance or extension of credit to any person other than in the normal course of its business. NOTHING CONTAINED HEREIN SHALL PROHIBIT THE COMPANY FROM COMPLYING WITH ITS OBLIGATIONS TO REPLACE A STANDBY LETTER OF CREDIT IN THE APPROXIMATE AMOUNT OF $1.35M WITH CITY NATIONAL BANK, DELIVERING THE PROMISSORY NOTES IN FAVOR OF NVH OR OTHERWISE PERFORMING ALL OBLIGATIONS TO BE PERFORMED BY IT UNDER THAT CERTAIN STOCK PURCHASE AGREEMENT DATED NOVEMBER 1, 2005 BETWEEN THE COMPANY AND NVH. IN ADDITION, NOTHING CONTAINED HEREIN SHALL PROHIBIT THE COMPANY, VIASYS NETWORK SERVICES, INC. AND VIASYS SERVICES, INC. FROM ENTERING INTO THOSE AMENDMENTS TO CERTAIN REVOLVING CREDIT AGREEMENTS WITH MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC. ("MERRILL"), SPECIFICALLY, WCMA LOAN AND
SECURITY AGREEMENT NOS. 2BN-07936, 2BN-07937 AND 2BN-07938 (THE "MERRILL AMENDMENTS"), NOR SHALL THE COMPANY BE PROHIBITED FROM EXECUTING AND DELIVERING AN UNCONDITIONAL GUARANTEE IN FAVOR OF MERRILL WITH RESPECT THERETO (THE "MERRILL GUARANTEE").

     Section  7.6.     Debt.
                       ----

     The Debtors shall not create, incur, assume or suffer to exist any additional indebtedness of any description whatsoever in an aggregate amount in excess of $50,000 (excluding any indebtedness of the Debtors to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Debtors, respectively for deposit or collection in the ordinary course of business). NOTHING CONTAINED HEREIN SHALL PROHIBIT THE COMPANY FROM COMPLYING WITH ITS OBLIGATIONS TO REPLACE A STANDBY LETTER OF CREDIT IN THE APPROXIMATE AMOUNT OF $1.35M WITH CITY NATIONAL BANK, DELIVERING THE PROMISSORY NOTES IN FAVOR OF NVH OR OTHERWISE PERFORMING ALL OBLIGATIONS TO BE PERFORMED BY IT UNDER THAT CERTAIN STOCK PURCHASE AGREEMENT DATED NOVEMBER 1, 2005 BETWEEN THE COMPANY AND NVH. IN ADDITION, NOTHING CONTAINED HEREIN SHALL PROHIBIT THE COMPANY, VIASYS NETWORK SERVICES, INC. AND VIASYS SERVICES, INC. FROM ENTERING INTO THE MERRILL AMENDMENTS, NOR SHALL THE COMPANY BE PROHIBITED FROM EXECUTING AND DELIVERING THE MERRILL GUARANTEE.

     Section  7.7.     Conduct  of  Business.
                       ---------------------

     The Debtors will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

     Section  7.8.     Places  of  Business.
                       --------------------

     The location of the Company's chief place of business is Atlanta, Georgia. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured Party in each instance.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   ARTICLE 8.

                                  MISCELLANEOUS
                                  -------------

     Section 8.1.     Notices.
                      -------

     All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on: (a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service, or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

If to the Debtors, to:                 Charys Holding Company Inc.
                                       1117 Perimeter Center West, Suite N415
                                       Atlanta, Georgia 30338
                                       Attention: Billy Ray, Jr.
                                       Telephone: (678) 443-2300
                                       Facsimile: (678) 443-2320

With a copy to:                        Michael Brenner
                                       Attorney at Law
                                       1643 North Harrison Parkway
                                       Sunrise, Florida 33323
                                       Telephone: (954) 838-6251
                                       Facsimile: (954) 838-6844


With a copy to:                        Glast, Phillips & Murray, P.C.
                                       815 Walker Street, Suite 1250
                                       Houston, Texas 77002
                                       Attention: Norman T. Reynolds, Esq.
                                       Telephone: (713) 237-3135
                                       Facsimile: (713) 237-3202
                                       Email: nreynolds@gpm-law.com

If to the Secured Party, to:           Preferred Employers Holdings, Inc.
                                       10800 Biscayne Boulevard, Miami, FL 33161 attention Donald J. Bezahler, Esq.,
                                       Email: dbezahler@pegi.net,


                                       Attention:
                                       Telephone:
                                       Facsimile:


     Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

     Section 8.2.     Severability.
                      ------------

     If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     Section 8.3.     Expenses.
                      --------

     In the event of an Event of Default, the Debtors will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with: (i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iii) the failure by the Debtors to perform or observe any of the provisions hereof.

     Section 8.4.     Waivers, Amendments, Etc.
                      -------------------------

     The Secured Party's delay or failure at any time or times hereafter to require strict performance by the Debtors of any undertakings, agreements or covenants shall not waive, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Debtors contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

     Section 8.5.     Continuing Security Interest.
                      ----------------------------

     This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until the Obligations are paid in full at which time this Agreement shall terminate; (ii) be binding upon the Debtor and their successors and heirs, and (iii) inure to the benefit of the Secured Party and its successors and assigns. Notwithstanding the foregoing, this Agreement shall terminate immediately in the event the Company redeems, or the Secured Party shall have converted, all amounts due under the Convertible Debentures. Upon the termination of this Agreement, the Debtors shall be entitled to the return, at the Secured Party's expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

     Section 8.6.     Independent Representation.
                      --------------------------

     Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

     Section 8.7.     Applicable Law:  Jurisdiction.
                      -----------------------------

     The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of Florida. The parties hereto agree that the internal laws of the State of Florida shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of Florida. Service of process in any action by the Secured Party to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Debtors at their principal addresses set forth in this Agreement.

     Section 8.8.     Waiver of Jury Trial.
                      --------------------

     AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE DEBTORS, THE DEBTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

     Section 8.9.     Entire Agreement.
                      ----------------

     This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   COMPANY:
                                   CHARYS HOLDING COMPANY INC.

                                   By
                                     ------------------------------------------
                                     Billy V. Ray, Jr., Chief Executive Officer


                                   SECURED PARTY:
                                   MEL HARRIS


                                   By
                                     ------------------------------------------
                                     MEL HARRIS


                                   By
                                     ------------------------------------------
                                     STEVE POSNER


                                   SUBSIDIARY:
                                   METHOD IQ, INC.

                                   By
                                     ------------------------------------------
                                     Billy V. Ray, Jr., President

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

     For the purpose of securing prompt and complete payment and performance by the Debtors of all of the Obligations, the Debtors unconditionally and irrevocably hereby grant to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Debtors:

          (a) all goods of Method IQ, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by Method IQ or in which Method IQ may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

          (b) all inventory of Method IQ, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Method IQ's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

          (c) all contract rights and general intangibles of Method IQ, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

          (d) all documents, warehouse receipts, instruments and chattel paper of Method IQ whether now owned or hereafter created;

          (e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of Method IQ (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by
        --------
such Accounts and all such goods that may be returned by Method IQ's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which Method IQ may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which Method IQ represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by Method IQ in the ordinary course of business;

          (f) to the extent assignable, all of Method IQ's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities, and

          (g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

     Notwithstanding the foregoing, the security interest granted by the Debtors herein shall expressly exclude any and all security interests held by Carolina First Bank; provided however, that the total indebtedness held by Carolina First Bank shall not exceed the sum of One Million Dollars ($1,000,000) unless approved in advance by the Secured Party.

                                    EXHIBIT C

                         ESCROW SHARES ESCROW AGREEMENT
                         ------------------------------

     THIS  ESCROW  SHARES ESCROW AGREEMENT (the "Agreement") is made and entered
                                                 ---------
into as of December __, 2005 (the "Effective Date"), by and among MEL HARRIS and
                                   --------------
STEVEN POSNER, or their designees (collectively, the "Buyer"), CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and GLAST, PHILLIPS & MURRAY, P.C., as escrow agent (the "Escrow Agent").
                                          -------------

                                    RECITALS:
                                    --------

     WHEREAS, the Buyer, pursuant to that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") has purchased (i) a $1,000,000 Secured Convertible Debenture (the "Convertible Debenture"), which shall be convertible, unless redeemed by the Company before the expiration of 120 days from the Closing Date (as defined in the Securities Purchase Agreement) (the "Exclusive Redemption Date"), into shares of the common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares") of the Company, and (ii) warrants (the "Warrants") to purchase an aggregate of 250,000 shares of the Common Stock (the "Warrant Shares") for a total purchase price of $1,000,000 (the "Purchase Price"); and

     WHEREAS, all capitalized terms not otherwise defined herein shall have the same meaning as defined in the Securities Purchase Agreement and all Attachments thereto; and

     WHEREAS, the Securities Purchase Agreement provides for an escrow as therein provided; and

     WHEREAS, the Securities Purchase Agreement provides that the Company shall deposit an aggregate of 1,500,000 shares of the Common Stock (the "Escrow Shares") in a segregated account to be held by the Escrow Agent in order to effectuate the conversions of the Convertible Debenture and the Warrants; and

     WHEREAS, The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the Escrow Shares;

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                              TERMS AND CONDITIONS
                              --------------------

     1.     PROCEDURE  FOR  ESCROW.  The  procedures to be followed in order for
            ----------------------
the Buyer to convert the Convertible Debenture are set forth in the Securities Purchase Agreement (which shall also govern any exercise of the Warrants), all of which are incorporated herein by reference as if set forth fully herein.

     2.     TERMS  OF  ESCROW.  Except  as  otherwise  provided  for  in  this
            -----------------
Agreement, the terms of the escrow shall be governed by the Securities Purchase Agreement and the Convertible Debenture, all of which are incorporated herein by reference as if set forth fully herein. This Agreement shall terminate at such time as all of the Escrow Shares have been released from the escrow.

     3.     CONCERNING  THE  ESCROW  AGENT.
            ------------------------------

          3.1. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

          3.2. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

          3.3. The Buyer and the Company hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid; provided, however, that the Escrow Agent shall not have a lien on any property deposited hereunder that would otherwise be required to be distributed or returned to the Company except to the extent such fees and expenses incurred by the Escrow Agent arise from an obligation owed to the Escrow Agent by the Company. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Buyer.

          3.4. If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Escrow Shares with the Clerk of the United States District Court of Texas, sitting in Houston, Texas, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Company and the Buyer for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

          3.5. The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Company and the Buyer) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

          3.6. The Escrow Agent may resign upon ten days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

          3.7.     Conflict  Waiver.  The  Buyer  hereby  acknowledges  that the
                   ----------------
Escrow Agent is general counsel to the Company in connection with the transactions contemplated and referred herein. The Buyer agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Company, and the Buyer will not seek to disqualify such counsel and waives any objection the Buyer might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

          3.8.     Notices.  Unless  otherwise  provided  herein,  all  demands,
                   --------
notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Company, to:                          Charys Holding Company Inc.
                                                1117 Perimeter Center West, Suite N415
                                                Atlanta, Georgia 30338
                                                Attention: Billy V. Ray, Jr.
                                                Telephone: (678) 443-2300
                                                Facsimile: (678) 443-2320

With a copy to:                                 Michael Brenner

                                                Attorney at Law
                                                1643 North Harrison Parkway
                                                Sunrise, Florida 33323
                                                Telephone: (954) 838-6251
                                                Facsimile: (954) 838-6844


If to the Escrow Agent and with all copies      Glast, Phillips & Murray, P.C.
to:
                                                815 Walker Street, Suite 1250
                                                Houston, Texas 77002
                                                Attention: Norman T. Reynolds, Esq.
                                                Telephone: (713) 237-3135
                                                Facsimile: (713) 237-3202
                                                Email: nreynolds@gpm-law.com

If to the Buyer, to:                            Preferred Employers Holdings, Inc.
                                                10800 Biscayne Boulevard, 10th Floor
                                                Miami, Florida 33161
                                                attention Donald J. Bezahler, Esq.
                                                Email: dbezahler@pegi.net,


Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

     4.     BINDING  EFFECT.  All  of  the  covenants  and obligations contained
            ---------------
herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

     5.     GOVERNING  LAW;  VENUE;  SERVICE  OF  PROCESS.  The  parties  hereto
            ---------------------------------------------
acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the State of Texas. The parties hereto agree that the internal laws of the State of Texas shall govern this Agreement and the exhibits hereto, including, but not limited to, all issues related to usury. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situated in the County and State of Texas. Service of process in any action by the Buyer to enforce the terms of this Agreement against the Company may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Company at its principal address set forth in this Agreement.

     6.     ENFORCEMENT  COSTS.  If  any  legal  action  or  other proceeding is
            ------------------
brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

     7.     REMEDIES  CUMULATIVE.  No  remedy herein conferred upon any party is
            --------------------
intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

     8.     COUNTERPARTS.  This  Agreement  may  be  executed  in  one  or  more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     9.     NO  PENALTIES.  No  provision of this Agreement is to be interpreted
            -------------
as  a  penalty  upon  any  party  to  this  Agreement.

     10.     JURY  TRIAL.  EACH  OF  THE BUYER AND THE COMPANY HEREBY KNOWINGLY,
             -----------
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN THE BUYER AND THE COMPANY AND THIS ESCROW SHARES ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Shares Escrow Agreement as of the date first above written.


                                     COMPANY:
                                     CHARYS HOLDING COMPANY INC.

                                     By
                                       ----------------------------------------
                                     Billy V. Ray, Jr., Chief Executive Officer


                                     BUYER:


                                     ------------------------------------------
                                     MEL HARRIS


                                     ------------------------------------------
                                     STEVEN POSNER


                                     ESCROW AGENT:
                                     GLAST, PHILLIPS, & MURRAY, P.C.


                                     By
                                       ----------------------------------------
                                       Norman T. Reynolds

                                    EXHIBIT D

                          STOCK PLEDGE ESCROW AGREEMENT
                          -----------------------------


                             STOCK PLEDGE AGREEMENT


     THIS AGREEMENT is made this ___ day of December, 2005, by and between MEL HARRIS and STEVEN POSNER, or their designees (collectively, the "Secured Party") and BILLY V. RAY, JR. (the "Debtor").

     WHEREAS, the Secured Party, pursuant to that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") has purchased (i) a $1,000,000 Secured Convertible Debenture (the "Convertible Debenture"), which shall be convertible, unless redeemed by the Company before the expiration of 120 days from the Closing Date (as defined in the Securities Purchase Agreement) (the "Exclusive Redemption Date"), into shares of the common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares") of CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and (ii) warrants (the "Warrants") to purchase an aggregate of 250,000 shares of the Common Stock (the "Warrant Shares") for a total purchase price of $1,000,000 (the "Purchase Price"); and

     WHEREAS, all capitalized terms not otherwise defined herein shall have the same meaning as defined in the Securities Purchase Agreement; and

     WHEREAS, the Debtor owns 2,185,150 shares of the Common Stock and 1,000,000 shares of the Series A preferred stock of the Company, par value $0.001 per share (the "Preferred Stock"); and

     WHEREAS, pursuant to this Agreement, the Debtor has executed that certain Escrow Agreement (the "Escrow Agreement") attached hereto as Attachment A;
                                                                   ------------

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.     Security  Interest.  For  good  and  valuable  consideration  and in
            ------------------
further consideration of the execution of the Securities Purchase Agreement and the purchase of the Convertible Debenture and the Warrants, the Debtor hereby grants to the Secured Party a security interest and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in the Common Stock and the Preferred Stock and in any other shares of the capital stock of the Company now owned or hereafter acquired by the Debtor, all present and future issued and outstanding shares of capital stock or other equity and/or investment securities issued by the Company to the Debtor, SAVE AND EXCEPT 50,000 shares of the Preferred Stock owned by the Debtor and previously pledged to a third party and which are not included in this Agreement, together with all monies, income, proceeds, increases, substitutions, replacements, additions, accessions and benefits attributable or accruing to said property, including, but not limited to, all stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid in stock, new securities or other properties or benefits for which the Debtor is or may hereafter become entitled to receive on account of said property, and in the event that the Debtor shall receive any of such, the Debtor shall hold same as trustee for the Secured Party and will immediately deliver same to the Secured Party to be held hereunder in the same manner as the properties specifically described above are held hereunder. All property of all kinds in which the Secured Party is herein granted a security interest, including, but not limited to, the Common Stock and the Preferred Stock, shall hereinafter be referred to as the "Collateral."

     The Debtor agrees to execute such stock powers, endorse such instruments, or execute such additional pledge agreements or other documents as may be required by the Secured Party in order to effectively grant to the Secured Party the security interest in the Collateral. The security interest granted hereby is to secure the payment of any and all indebtedness, liabilities, obligations, and duties whatsoever of the Company and/or the Debtor to the Secured Party whether direct or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint or several, including, but not limited to, the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions, and all costs incurred by the Secured Party to enforce this Agreement or any of the above described agreements and instruments, including but not limited to attorney's fees and expenses (all of such obligations, indebtedness and liabilities being hereinafter collectively referred to as the "Obligations").

     2.     Warranties  and Covenants of the Debtor.  The Debtor, for so long as
            ---------------------------------------
he has any duty with respect to the Obligations, hereby warrants and covenants as follows:

          (a) The security interest granted hereby will attach to the Collateral on the date hereof.

          (b) Except for the security interest granted hereby and for taxes not yet due, the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) The Debtor authorizes the Secured Party to file a financing statement, if desired by the Secured Party in any applicable jurisdiction, signed only by the Secured Party covering the Collateral, and at the request of the Secured Party, the Debtor will join the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in effect in any such jurisdiction on the date hereof in a form satisfactory to the Secured Party, and the Secured Party will pay the cost of filing the same, or filing or recording the financing statements in all public offices wherever filing or recording is deemed by the Secured Party to be necessary or desirable. It being further stipulated in this regard that the Secured Party may also at any time or times sign a counterpart of this Agreement signed by the Debtor and file same as a financing statement if the Secured Party shall elect to do so.

          (d) The Debtor will not sell or offer to sell or otherwise transfer or encumber the Collateral or any interest therein.

          (e) Subject to the Securities Purchase Agreement, the Debtor will keep the Collateral free from any adverse lien, security interest, or encumbrance, except the security interest granted hereby and for taxes not yet due.

          (f) The Debtor will pay to the Secured Party all costs and expenses, including reasonable attorney's fees, incurred or paid by the Secured Party in exercising or protecting its interests, rights and remedies under this Agreement in the event of default by the Debtor hereunder or under the Securities Purchase Agreement, the Note, the Escrow Agreement, and the Consulting Agreements or any of the Attachments referred to therein.

          (g) The Debtor will pay all expenses incurred by the Secured Party in preserving, defending, and enforcing this security interest in the Collateral and in collecting or enforcing the Obligations. Expenses for which the Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payment at the highest rate stated in the Obligations, and the Debtor will pay the Secured Party this interest on demand at a time and place reasonably specified by the Secured Party. These expenses and interest will be part of the Obligations and will be recoverable as such in all respects.

          (h) The Debtor will immediately notify the Secured Party of any change in the Debtor's name, address, or location, change in any matter warranted or represented in this Agreement, change that may affect this security interest, and any Event of Default.

          (i) The Debtor appoints the Secured Party as the Debtor's attorney-in-fact, effective if an Event of Default as hereinafter defined is not cured within 30 days after receipt by the Debtor from the Secured Party of notice thereof, to do any act that the Debtor is obligated to do by this Agreement, to exercise all rights of the Debtor in the Collateral, to make all collections, to execute any papers and instruments, and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in the Collateral.

     3.     General Covenants.  The security interest granted hereby shall in no
            -----------------
way be affected by any indulgence or indulgences, extension or extensions, change or changes in the form, evidence, maturity, rate of interest or otherwise of the Obligations, or by want of presentment, notice, protest, suit, or indulgence upon the Obligations, or shall any release of any security for any of the parties liable for the payment of the Obligations in any manner affect or impair this Agreement, and same shall continue in full force and effect in accordance with their terms until the Obligations have been fully paid.

     Any and all securities and other properties of the Debtor heretofore, now or hereafter delivered to the Secured Party or in the Secured Party's possession, shall also secure the Obligations and shall be held and construed to be a part of the Collateral hereunder to the same extent as fully described herein.

     4.     Events  of  Default.  The  Debtor  shall  be  in  default under this
            -------------------
Agreement upon the happening of any of the following events or conditions (hereinafter severally referred to as an "Event of Default" and collectively referred to as the "Events of Default"):

          (a)     Default  by the Debtor with respect to any of the Obligations.

          (b) The levy of any attachment, execution or other process against the Debtor, the Company, or any of the Collateral that is not stayed or dismissed within 30 days.

          (c) Dissolution, termination of existence, insolvency or business failure of the Debtor, the Company, or any endorser, guarantor or surety of the Obligations, or commission of the act of bankruptcy by, or the appointment of a receiver or other legal representative for any part of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy or insolvency law by or against, the Debtor, the Company or any endorser, guarantor, or surety for the Obligations that are not stayed or dismissed within 30 days of filing.

          (d) Default in the performance of any covenant or agreement of the Debtor or the Company to the Secured Party, whether under this Agreement, the Note, the Escrow Agreement, or any of the Consulting Agreements, or any other instrument executed in connection with said agreements or otherwise.

          (e) The occurrence of any event which under the terms of any evidence of indebtedness, indenture, loan agreement, security agreement, or similar instrument permits the acceleration of maturity of any indebtedness of the Company or the Debtor to the Secured Party, or to persons other than the Secured Party, or the Secured Party receives notification that another person has or expects to acquire a security interest in the Collateral or any part thereof.

          (f) If any warranty, covenant, or representation made to the Secured Party by or on behalf of the Debtor or the Company proves to have been false in any material respect when made.

          (g)     If  any  lien  attaches  to  any  of  the  Collateral.

     5.     Remedies.  Upon  the failure of the Debtor or the Company to cure an
            --------
Event of Default within 30 days after receipt of notice from the Secured Party of such Event of Default and at any time thereafter, at the option of the holder thereof, any or all of the Obligations shall become immediately due and payable without presentment or demand or any further notice to the Debtor, the Company or any other person obligated thereon and the Secured Party shall have and may exercise with reference to the Collateral any and all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted in the State of Florida, and as otherwise granted herein or under any other agreement executed by the Debtor, including, without limitation, the right and power to sell at public or private sale or sales, or otherwise dispose of or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under this Agreement or under the Uniform Commercial Code as adopted in the State of Florida after default by the Debtor or the Company and to apply the proceeds thereof toward the payment of any costs and expenses and attorney's fees thereby incurred by the Secured Party and toward payment of the Obligations, in such order or manner as the Secured Party may elect, including, without limiting the foregoing:

          (a) The Secured Party is hereby granted the right, at its option, upon the occurrence of an Event of Default hereunder, to transfer at any time to itself or to its nominee securities or other property hereby pledged, or any part thereof, and to thereafter exercise all voting rights with respect to such security so transferred and to receive the proceeds, payments, monies, income or benefits attributable or accruing thereto and to hold the same as security for the Obligations hereby secured or at the Secured Party's election, to apply such amounts to the Obligations, whether or not then due, in such order as the Secured Party may elect, or, the Secured Party may, at its option, without transferring such securities or properties to its nominee, exercise all voting rights with respect to the securities pledged hereunder and vote all or any part of such securities at any regular or special meeting of the stockholders of the Company, and the Debtor does hereby name, constitute and appoint as a proxy of the Debtor the Secured Party, in the Debtor's name, place and stead to vote any and all such securities, as said proxy may elect for and in the name, place and stead of the Debtor, such proxy to be irrevocable and deemed coupled with an interest.

          (b) Sell, lease, or otherwise dispose of any of the Collateral in accordance with the rights, remedies, and duties of a secured party under the Florida Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market. The Secured Party will give the Debtor reasonable notice of any public sale of the Collateral or of a time after which it may be otherwise disposed of without further notice of the Debtor. In such event, notice will be deemed reasonable if it is mailed, postage prepaid, to the Debtor at the address specified in this Agreement at least 30 days before any public sale or 30 days before the time when the Collateral may be otherwise disposed of without further notice to the Debtor.

          (c) Apply any proceeds from disposition of the Collateral after default in the manner specified in the Florida Uniform Commercial Code, including payment of the Secured Party's reasonable attorney's fees and court expenses.

          (d) If, after disposition of the Collateral, the Obligations remain unsatisfied, collect the deficiency from the Debtor.

     6.     Voting  Rights.  So  long  as  no  Event of Default has occurred and
            --------------
remains uncured for the applicable grace period under the Securities Purchase Agreement, the Obligations, or any of the Attachments referred to therein, or hereunder, the Debtor shall have the right to vote all of the shares of the Common Stock and the Preferred Stock or items of the Collateral subject to this Agreement, and the Secured Party shall on demand execute and deliver an effective proxy or proxies in favor of the Debtor, whenever demand is made upon the Secured Party for such proxy or proxies by the Debtor.

     7.     Termination  of  Security Interest.  Simultaneously with the payment
            ----------------------------------
in full or the conversion of the Convertible Debenture and the satisfaction of all of the Obligations, the Secured Party shall execute and file at its own expense any and all instruments necessary to terminate the security interest in the shares of the Common Stock and the Preferred Stock created by this Agreement and also execute any and all other instruments deemed reasonably necessary by the Debtor to vest in the Debtor title in the shares of the Common Stock and the Preferred Stock, free from any claim by the Secured Party.

     8.     No  Usury.  It is the intention of the parties hereto to comply with
            ---------
the usury laws of the State of Florida. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement or in any of the documents evidencing the Obligations or otherwise relating thereto, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in this Agreement, or any of the documents evidencing the Obligations or otherwise relating thereto, then in such event:

          (a)     The  provisions  of  this  paragraph shall govern and control;

          (b) Neither the Debtor, the Company nor their successors or assigns, or any other party liable for the payment of the Obligations, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law;

          (c) Any such excess interest which may have been collected shall be, at the option of the holder of the instrument evidencing the Obligations, either applied as a credit against the unpaid principal amount thereof or refunded to the maker thereof; and

          (d) The effective rate of interest shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of Florida as now or hereafter construed by any court of competent jurisdiction.

     9.     Attorney's  Fees.  In  the event that it should become necessary for
            ----------------
any party entitled hereunder to bring suit against the other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party hereto.

     10.     Benefit.  All  the  terms and provisions of this Agreement shall be
             -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     11.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Secured Party, addressed c/o Donald Bezahler, Esq., 10800 Biscayne Boulevard, 10th Floor, Miami, Florida 33161, telecopier (____) _______, and e-mail dbezahler@plgi.net; and if to the Debtor, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, telecopier (678) 443-2320, and email bray@charys.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     12.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     13.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     14.     Cumulative Rights.  The rights and remedies of any party under this
             -----------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     15.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     16.     Time  of  the  Essence.  Time  is of the essence of this Agreement.
             ----------------------

     17.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     18.     Excusable  Delay.  None of the parties hereto shall be obligated to
             ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, terrorists, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     19.     Incorporation by Reference.  The Securities Purchase Agreement, the
             --------------------------
Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions, the Escrow Agreement or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     20.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of an executed copy as well as a PDF copy of an executed copy of this Agreement shall be deemed to be an original.

     21.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement, the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security
Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions, the Escrow Agreement or any of the Attachments referred to therein, the terms of the Securities Purchase Agreement shall control.

     22.     Law  Governing.  This  Agreement shall be construed and governed by
             --------------
the laws of the State of Florida, and all obligations hereunder shall be deemed performable in Dade County, Florida.

     23.     Perfection  of  Title.  The  parties hereto shall do all other acts
             ---------------------
and things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     24.     Entire Agreement.  This instrument contains the entire Agreement of
             ----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                       THE SECURED PARTY:



                                       ----------------------------------------
                                       MEL HARRIS



                                       ----------------------------------------
                                       STEVEN POSNER


                                       THE DEBTOR:



                                       ----------------------------------------
                                       BILLY V. RAY, JR.

Attachment:
----------
Attachment A     The Escrow Agreement

                                ESCROW AGREEMENT


     THIS ESCROW AGREEMENT is made and entered into this ____ day of December, 2005 by and between MEL HARRIS and STEVEN POSNER, or their designees (collectively, the "Secured Party") and BILLY V. RAY, JR. (the "Debtor") and GLAST, PHILLIPS & MURRAY, P.C. (the "Escrow Agent").

     WHEREAS, the Secured Party, pursuant to that certain Securities Purchase Agreement of even date herewith (the "Securities Purchase Agreement") has purchased (i) a $1,000,000 Secured Convertible Debenture (the "Convertible Debenture"), which shall be convertible, unless redeemed by the Company before the expiration of 120 days from the Closing Date (as defined in the Securities Purchase Agreement) (the "Exclusive Redemption Date"), into shares of the common stock, par value $0.001 (the "Common Stock") (as converted, the "Conversion Shares") of CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "Company"), and (ii) warrants (the "Warrants") to purchase an aggregate of 250,000 shares of the Common Stock (the "Warrant Shares") for a total purchase price of $1,000,000 (the "Purchase Price"); and

     WHEREAS, all capitalized terms not otherwise defined herein shall have the same meaning as defined in the Securities Purchase Agreement and all Attachments thereto; and

     WHEREAS, the Debtor owns 2,185,150 shares of the Common Stock and 1,000,000 shares of the Series A preferred stock of the Company, par value $0.001 per share (the "Preferred Stock"); and

     WHEREAS, to secure the payment of the Convertible Debenture and all of the Obligations described in the Securities Purchase Agreement and all Attachments thereto, the Debtor has executed and delivered to the Secured Party that one certain Stock Pledge Agreement of even date herewith (the "Stock Pledge Agreement"); and

     WHEREAS, the Securities Purchase Agreement provides for an escrow as therein provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1.     Creation  of  Escrow.  The Debtor has delivered into escrow with the
            --------------------
Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent, 2,185,150 shares of the Common Stock and 950,000 shares of the Preferred Stock (the "Escrowed Shares"). The Escrowed Shares have been accompanied by stock powers duly executed by the Debtor in favor of the Secured Party, which will be utilized to transfer the Escrowed Shares to the Secured Party upon an Event of Default as defined in the Stock Pledge Agreement.

     2.     Voting  Rights.  So  long  as  no  Event of Default has occurred and
            --------------
remains uncured for the applicable grace period under the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights
Agreement, the Security Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions, the Stock Pledge Agreement or any of the Attachments referred to therein, or this Agreement, the Debtor shall have the right to vote all of the Escrowed Shares, and the Secured Party shall on demand execute and deliver an effective proxy or proxies in favor of the Debtor, whenever demand is made upon the Secured Party for such proxy or proxies by the Debtor. Upon any Event of Default, all voting rights with respect to the Escrowed Shares shall be vested in the Secured Party.

     3.     Duty  of the Escrow Agent.  The sole duty of the Escrow Agent, other
            -------------------------
than as hereinafter specified, shall be to receive the Escrowed Shares and hold them subject to release, in accordance with this Agreement.

     4.     Release  of  the  Escrowed Shares and Termination.  The Escrow Agent
            -------------------------------------------------
shall release the Escrowed Shares upon receipt of written notice of the satisfaction of all of the terms of the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer
Agent Instructions, the Stock Pledge Agreement or any of the Attachments referred to therein, and this Agreement. Upon the complete delivery of the Escrowed Shares by the

Escrow Agent to the Debtor in accordance with the distribution terms hereinabove set forth, the Escrow Agent shall be relieved of all liabilities in connection with the Escrow Account and this Agreement shall terminate.

     5.     Liability  of  the  Escrow  Agent.  The  duties  of the Escrow Agent
            ---------------------------------
hereunder will be limited to observance of the express provisions of this Agreement. Furthermore, the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with any responsibility or liability in connection with the observance or non-observance of the provisions of such other writing, understanding or agreement, and no implied covenant of any type whatsoever shall be read into this Agreement. The Escrow Agent may rely and act upon any instrument received by it pursuant to this Agreement which it reasonably believes to be in conformity with the requirements of this Agreement and the Escrow Agent shall not be responsible for determining the genuineness, authenticity of authority from any such instrument or the person signing same. The Escrow Agent will not be liable for any action taken or not taken by it under the terms of this Agreement in the absence of fraud or gross negligence on its part.

     The further provisions shall govern the Escrow Agent's liabilities hereunder:

          (a) In receiving the Escrowed Shares, the Escrow Agent acts only as a depository and thereby assumes no responsibility, except pursuant to the terms of this Agreement.

          (b) The Escrow Agent may act or refrain from acting in respect of any matter covered by this Agreement in full reliance upon and with the advice of counsel which may be selected by it, and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel. Furthermore, the Escrow Agent may rely and shall be protected in acting upon any writing that may be submitted to it in connection with its duties hereunder without determining the genuineness, authenticity or due authority from any such writing or the person signing same and shall have no liability or responsibility with respect to the form, content or validity thereof.

          (c) The Escrow Agent shall have no responsibility or liability for any act or omission on its part, notwithstanding any demand or notice to the contrary by the Secured Party or any other person or entity, all subject to the sole limitation that the Escrow Agent exercises its best judgment. Except as herein expressly provided, none of the provisions of this Agreement shall require the Escrow Agent to expend or risk its own funds or otherwise incur financial liability or expense in the performance of any of its duties hereunder.

          (d) The Escrow Agent is hereby authorized to comply with and obey all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such order, judgment, decree or writ, in whole or in part, it shall not be liable to the Secured Party and the Debtor or any other parties to this Agreement, or to any other person or entity, by reason or such compliance, notwithstanding that it shall be determined that any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated.

          (e) The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects its duties or liabilities hereunder to take any other action with reference to the Escrowed Shares not specifically agreed to herein, and the Escrow Agent shall not be responsible for any act or failure to act on its part except in the case of its own fraud or gross negligence.

          (f) Should any controversy arise between the Escrow Agent, the Secured Party, or the Debtor or between any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrowed Shares, the Escrow Agent shall have the right to institute a plea of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a plea of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Escrowed Shares, the Secured Party and the Debtor hereby agree to pay the Escrow Agent, on demand, in addition to any charge made hereunder for acting as escrow agent, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation.

     6.     Indemnification.  The  Secured  Party and the Debtor hereby agree to
            ---------------
indemnify and hold the Escrow Agent harmless from and against any and all claims, loses, liabilities, costs, damages, fees charges and expenses (including attorneys' fees) which the Escrow Agent may incur or sustain by reason of its acting as Escrow Agent under this Agreement, unless same shall result from the fraud or gross negligence of the Escrow Agent.

     7.     Resignation.  The  Escrow  Agent  may  resign as escrow agent at any
            -----------
time by giving the Secured Party and the Debtor at least 10 days' prior written notice of such resignation. If, on the effective date of such resignation, the Escrow Agent has not received written instructions of appointment of a successor escrow agent, the Escrow Agent may thereupon deposit the Escrowed Shares and stock powers into the registry of a court of competent jurisdiction. The parties hereto intend that a substitute escrow agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Agreement in the event of the Escrow Agent's resignation, and the Secured Party and the Debtor will use their best efforts to promptly appoint a substitute Escrow Agent who shall be bound by the terms and provisions of this Agreement.

     8.     Termination  and  Amendment.  This  Agreement shall remain in effect
            ---------------------------
until the Escrowed Shares are delivered in accordance herewith; provided that any escrow agent hereunder who resigns in accordance with the terms hereof shall no longer be bound by this Agreement, but this Agreement shall remain in effect, notwithstanding such resignation, for purposes of determining the rights and duties of the Secured Party and the Debtor and any successor escrow agent. No amendment or modification to this Agreement shall be in force or effect unless signed by the parties hereto.

     9.     No  Trusteeship.  The  Secured  Party  and the Debtor agree that the
            ---------------
Escrow Agent is acting solely as an escrowee hereunder and not as a trustee and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement.

     10.     Confidentiality.  Except  as  required  by  applicable  law,  legal
             ---------------
process or other legal compulsion, the Escrow Agent shall hold all information relating to the transactions contemplated by this Agreement in strict confidence and under no circumstance shall any of the terms and conditions or the participants involved be disclosed, unless such disclosure is mandated by applicable law.

     11.     No  Contracts,  Arrangements,  Understandings or Relationships with
             -------------------------------------------------------------------
Respect  to Securities.  Other than as described herein, there are no contracts,
----------------------
arrangements, understandings or relationships (legal or otherwise) by any party to this Agreement or the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security
Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions, the Stock Pledge Agreement or any of the Attachments referred to therein, or any other person with respect to the Escrowed Shares, or any other securities of the Company, including but not limited to transfer or voting of any of the Escrowed Shares, or any other securities of the Company, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.

     12.     Attorneys'  Fees.  In the event that it should become necessary for
             ----------------
any party entitled hereunder to bring suit against any other party for enforcement of the covenants contained herein, the parties hereby covenant and agree that the party who is found to be in violation of this Agreement shall also be liable to the other parties for all reasonable attorneys' fees and costs of court incurred by such other parties.

     13.     Benefit.  The  terms  and  provisions  of  this  Agreement shall be
             -------
binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     14.     Notices.  All  notices, requests, demands, and other communications
             -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to the Secured Party, addressed c/o Donald Bezahler, Esq., 10800 Biscayne Boulevard, 10th Floor, Miami, Florida 33161, telecopier (____) _______, and e-mail dbezahler@plgi.net; and if to the Debtor, addressed to Mr. Billy V. Ray, Jr. at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, telecopier (678) 443-2320, and email bray@charys.com.; and if to the Escrow Agent, addressed to Norman T. Reynolds, Esq., Glast, Phillips & Murray, P.C., at 815 Walker Street, Suite 1250, Houston, Texas 77002, telecopier

(713) 237-3202, and e-mail nreynolds@gpm-law.com. Any party may change its address for purposes of receiving notices pursuant to this Agreement upon 10 days written notice.

     15.     Construction.  Words  of any gender used in this Agreement shall be
             ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     16.     Waiver.  No  course  of  dealing on the part of any party hereto or
             ------
its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     17.     Representations,  Warranties  and  Agreements  to  Survive.  All
             ----------------------------------------------------------
indemnity agreements set forth in this Agreement, as well as all representations, warranties, covenants and other agreements set forth in this Agreement shall remain operative and in full force and effect at the termination of this Agreement, and any successor of the parties shall be entitled to the benefit of the respective representations, warranties and agreements made herein.

     18.     Cumulative  Rights.  The  rights  and  remedies  contained  in this
             ------------------
Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     19.     Invalidity.  In  the  event  any  one  or  more  of  the provisions
             ----------
contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     20.     Headings.  The  headings used in this Agreement are for convenience
             --------
and reference only and in no way define, limit, amplify or describe the scope or intent of this Agreement, and do not effect or constitute a part of this Agreement.

     21.     Excusable Delay.  The parties shall not be obligated to perform and
             ---------------
shall not be deemed to be in default hereunder, if the performance of a non-monetary obligation required hereunder is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of a public enemy, war or war-like action (whether actual, impending or expected and whether de jure or de facto), acts of terrorists, arrest or other restraint of governmental (civil or military), blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     22.     No Third-Party Beneficiary.  Any agreement to pay an amount and any
             --------------------------
assumption of liability contained in this Agreement, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     23.     Governing  law;  Jurisdiction.  This Agreement shall be governed by
             -----------------------------
and construed in accordance with the laws of the State of Texas without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court located in Houston, Texas, as well as of the District Courts of the State of Texas in Houston, Texas over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     24.     Incorporation by Reference.  The Securities Purchase Agreement, the
             --------------------------
Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer
Agent Instructions, the Stock Pledge Agreement or any of the Attachments referred to therein, constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     25.     Multiple  Counterparts.  This  Agreement  may be executed in one or
             ----------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of an executed copy as well as a PDF copy of an executed copy of this Agreement shall be deemed to be an original.

     26.     Controlling  Agreement.  In  the  event of any conflict between the
             ----------------------
terms of this Agreement, the Securities Purchase Agreement, the Convertible Debenture, the Warrants, the Registration Rights Agreement, the Security
Agreement, the Escrow Shares Agreement, and the Irrevocable Transfer Agent Instructions, the Stock Pledge Agreement or any of the Attachments referred to therein, the terms of the Securities Purchase Agreement shall control.

     27.     Entire  Agreement.  This  instrument  contains  the  entire
             -----------------
understanding of the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



                                       ----------------------------------------
                                       MEL HARRIS



                                       ----------------------------------------
                                       STEVEN POSNER



                                       ----------------------------------------
                                       BILLY V. RAY, JR.


                                       GLAST, PHILLIPS & MURRAY, P.C.



                                       By
                                         --------------------------------------
                                         Norman T. Reynolds

                                    EXHIBIT E

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                     ---------------------------------------


                               December ___, 2005


Fidelity Transfer Company
1800 South West Temple, Suite 301
Salt Lake City, Utah 84115

     RE:     CHARYS  HOLDING  COMPANY  INC.

Ladies  and  Gentlemen:

     Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated December ___, 2005, by and between
 -------------------------------
Charys  Holding  Company  Inc.,  a Delaware corporation (the "Company"), and Mel
                                                              -------
Harris  and  Steven  Posner,  or their designees (collectively, the "Buyer") and
                                                                     -----
that  certain  Escrow  Shares  Escrow Agreement (the "Escrow Agreement") of even
                                                      ----------------
date herewith among the Company, the Buyer and Glast, Phillips & Murray, P.C., as escrow agent (the "Escrow Agent"). Pursuant to the Securities Purchase
                          -------------
Agreement, the Company shall sell to the Buyer, and the Buyer shall purchase from the Company, one or more convertible debentures (collectively referred to herein as the "Debenture") in the aggregate principal amount of $1,000,000, plus
               ---------
accrued interest, which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at the Buyer's
                                               -------------
discretion unless earlier redeemed in full by the Company. These instructions relate to the following stock or proposed stock issuances or transfers:

     The Company has agreed to issue to the Buyer (i) up to 1,250,000 shares of the Common Stock upon conversion of the Debenture ("Conversion Shares"),
                                                            -----------------
including the shares of the Common Stock to be issued to the Buyer upon conversion of accrued interest into Common Stock and (ii) 250,000 shares of the Common Stock upon exercise of the Warrant (as defined in the Securities Purchase Agreement) (the "Warrant Shares") if and to the extent required under the
                   ---------------
Securities  Purchase  Agreement.

     The  Company  has  issued  1,500,000  shares  of  Common Stock (the "Escrow
                                                                          ------
Shares") in the Buyer's name that have been or are being delivered to the Escrow
------
Agent  pursuant  to  the Securities Purchase Agreement and the Escrow Agreement.

     This letter shall serve as our irrevocable authorization and direction to Fidelity Transfer Company (the "Transfer Agent") to do the following:
                                    ---------------

     1.     Conversion  Shares.
            ------------------

          (a) Instructions Applicable to Transfer Agent. With respect to the Conversion Shares and the Warrant Shares, the Transfer Agent shall issue the Conversion Shares or the Warrant Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as
                           ------------------
Exhibit  I,  delivered  on  behalf  of  the Company to the Transfer Agent by the
----------
Escrow  Agent  or  a  properly  completed  and  duly executed notice of exercise substantially  in  the  form  attached  to  the Warrant (the "Exercise Notice"),
                                                              ---------------
respectively. Unless the Company shall have delivered in good faith its notice of objection only to the calculation of the Conversion Shares to the Transfer Agent and Escrow Agent within one (1) business day of its receipt of the Conversion Notice, upon receipt of a Conversion Notice or Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or Exercise Notice, a certificate or certificates, registered in the name of the Buyer or its designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities
                                                 ---
Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the

Buyer shall be entitled to the Buyer's or its designees' balance account with DTC through their Deposit Withdrawal At Custodian ("DWAC") system provided the
                                                      ----
Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof, "Trading Day" shall mean any day on which the Nasdaq National Market is
          -----------
open  for  customary  trading.


          (b) The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers
(i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii)
                                             ----------
an  opinion of counsel in the form set forth in Exhibit III attached hereto, and
                                                -----------
that if the Conversion Shares and the Warrant Shares are not registered for resale under the Securities Act of 1933, as amended (the "Securities Act"), then the provisions of paragraph 1(a)(ii), above, shall not be applicable until such shares are registered, and the certificates for the Conversion Shares and Warrant Shares shall bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

     In the event such number of Conversion Shares or Warrant Shares are issued to the Buyer such that the Buyer would be considered an "affiliate" of the Company as defined under Rule 144 of the Securities Act or in the event the Transfer Agent determines that the Buyer would otherwise be considered an affiliate of the Company under Rule 144 of the Securities Act, then the certificates for the Conversion Shares and/or Warrant Shares shall bear a legend in substantially the following form:

     THE REGISTERED HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE AN AFFILIATE (AS SUCH TERM IS DEFINED BY RULE 144 ("RULE 144") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) OF THE COMPANY. IF SUCH HOLDER IS AN AFFILIATE OF THE COMPANY, THESE SHARES MAY ONLY BE SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN ACCORDANCE WITH THE TERMS OF RULE 144 OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.

     The Transfer Agent herby acknowledges that the Escrow Shares are not held by an affiliate, as defined under Rule 144 of the Securities Act, and that, as such, the foregoing legend will not be included on any certificate or certificates representing the Escrow Shares so long as such Escrow Shares are held in escrow by the Escrow Agent under the Escrow Agreement.

          (c) In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Warrant Shares.

          (d) Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed Conversion Notice and/or the Exercise
Notice,  the  Escrow  Agent  shall,  within  one  (1)  Trading  Day thereafter, send to the Transfer Agent a Conversion Notice and/or the Exercise Notice in the form attached hereto as Exhibit I, which shall constitute an
                                            ---------
irrevocable instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms of these instructions. The Transfer Agent shall not process such Conversion Notice to the extent the Company has delivered a written objection delivered in good faith by the Company as to only the calculation of the Conversion Shares to the Transfer Agent and the Escrow Agent.

     2.     Escrow  Shares.

          (a) If the Escrow Agent sends the Escrow Shares to the Transfer Agent for removal of the restrictive legend, the Company hereby confirms that the Transfer Agent shall reissue to the Escrow Agent the Escrow Shares which shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers
(i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii)
                                             ----------
an  opinion  of counsel in the form set forth in Exhibit III attached hereto, or
                                                 -----------
counsel  to  the  Company  shall issue a legal opinion to the Company's Transfer
Agent that the legend shall be removed pursuant to Rule 144, Rule 144(k) or applicable requirements of the Securities Act.

          (b) In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Escrow Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Escrow Shares without a legend.

     3.     All  Shares.

          (a) The Transfer Agent shall reserve for issuance to the Buyer the Conversion Shares and Warrant Shares. All such shares shall remain in reserve with the Transfer Agent until the Buyer provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions. Notwithstanding the foregoing, in the event the Company redeems the Convertible Debenture in full prior to any conversion thereof by the Buyer, the Conversion Shares shall be taken out of reserve upon receipt by the Transfer Agent of the Company's Redemption Notice and evidence of payment of the Redemption Price, whereupon the Conversion Shares shall no longer be subject to the terms of these instructions and the Escrow Agent shall deliver the certificates therefor to the Company for cancellation.

          (b) Unless the Company has delivered its written objection in good faith as only to the calculation of the Conversion Shares under Section 1(a) above, the Transfer Agent shall rely exclusively on the Conversion Notice and Exercise Notice and shall have no liability for relying on such instructions. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof subject only to any written objection of the Company delivered to the Transfer Agent and the Escrow Agent. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

          (c) The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company; provided that the Transfer Agent shall not disregard any written notice delivered by the Company within one (1) business day of its receipt of the Conversion Notice objecting to only the calculation of the Conversion Shares and such shares shall not be issued until any dispute regarding the calculation of the Conversion Shares is resolved among the parties.

     4. Certain Notice Regarding the Escrow Agent. THE COMPANY AND THE TRANSFER AGENT HEREBY ACKNOWLEDGE THAT THE ESCROW AGENT IS GENERAL COUNSEL TO THE BUYER, THE MANAGING PARTNER OF THE ESCROW AGENT IS A DIRECTOR OF THE BUYER AND COUNSEL TO THE BUYER IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED AND REFERRED HEREIN. The parties agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall not be permitted to continue to represent the Buyer in any dispute between the Company and the Buyer.

     The Company hereby agrees that it shall not replace the Transfer Agent as the Company's Transfer Agent without the prior written consent of the Buyer unless otherwise permitted by the Securities Purchase Agreement.

     Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions; provided, however, that if no such suitable replacement has so agreed within thirty (30) days following the date of the Transfer Agent's resignation, such resignation will be considered effective at midnight, Eastern Time, on such thirtieth (30th) day.

     The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

     The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and such representations and covenants are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not purchase the Debenture.

     Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

     IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                       CHARYS HOLDING COMPANY INC.


                                       By
                                         --------------------------------------
                                       Name:   Raymond J. Smith
                                       Title:  Chief Financial Officer


                                       ----------------------------------------
                                       MEL HARRIS


                                       ----------------------------------------
                                       STEVEN POSNER

                                    EXHIBIT I
                                    ---------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                            FORM OF CONVERSION NOTICE
                            -------------------------

Reference is made to the Securities Purchase Agreement (the "Securities Purchase
                                                             -------------------
Agreement") between Charys Holding Company Inc., (the "Company"), and Mel Harris
---------                                              -------
and Steven Posner, dated December ___, 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicated below as of the
       -------------
date  specified  below.

Conversion Date:
                                                           ------------------------------------

Amount to be converted:                                    $
                                                             ----------------------------------

Conversion Price (indicate the basis therefor):            $
                                                             ----------------------------------

Shares of Common Stock Issuable:
                                                           ------------------------------------

Amount of Debenture unconverted:                           $
                                                             ----------------------------------

Amount of Interest Converted:                              $
                                                             ----------------------------------

Conversion Price of Interest (using same basis as above):  $
                                                             ----------------------------------

Shares of Common Stock Issuable:
                                                           ------------------------------------


Total Number of shares of Common Stock to be issued:
                                                           ------------------------------------


Please issue the shares of Common Stock in the following name and to the following address:

Issue to:
                                                           ------------------------------------

Authorized Signature:
                                                           ------------------------------------

Name:
                                                           ------------------------------------

Title:
                                                           ------------------------------------

Phone #:
                                                           ------------------------------------

Broker DTC Participant Code:
                                                           ------------------------------------

Account Number*:
                                                           ------------------------------------

     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                   EXHIBIT II
                                   ----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                         FORM OF NOTICE OF EFFECTIVENESS
                         -------------------------------
                            OF REGISTRATION STATEMENT
                            -------------------------


__________, 2006



RE:     CHARYS HOLDING COMPANY INC.

Ladies  and  Gentlemen:

     We  are  counsel  to Charys Holding Company Inc., (the "Company"), and have
                                                             -------
represented the Company in connection with that certain Securities Purchase Agreement, dated as of December ___, 2005 (the "Securities Purchase Agreement"),
                                                -----------------------------
entered into by and among the Company and Mel Harris and Steven Posner (collectively, the "Buyer") pursuant to which the Company has agreed to sell to
                     -----
the  Buyer  (i)  $1,000,000  of secured convertible debentures (the "Convertible
                                                                     -----------
Debenture"), which shall be convertible into shares (the "Conversion Shares") of
---------                                                 -----------------
the  Company's  common  stock,  par value $0.001 per share (the "Common Stock"),
                                                                 ------------
(ii)  250,000  shares  of  Common Stock pursuant to a warrant (the "Warrant") in
                                                                    -------
accordance  with  the  terms  of the Securities Purchase Agreement (the "Warrant
                                                                         -------
Shares").  The  Company  has  delivered  to  the  Escrow  Agent  an aggregate of
------
1,500,000 shares of the Common Stock to be held in escrow (the "Escrow Shares") for purposes of effectuating the delivery of the Conversation Shares and Warrant Shares upon conversion and/or exercise of the Convertible Debenture and Warrant, as the case may be. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of December ___, 2005, with the Buyer (the "Investor Registration Rights Agreement") pursuant to
                            --------------------------------------
which the Company agreed, among other things, to provide certain registration rights with respect to the Conversion Shares, the Escrow Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "1933 Act"). In
                                                                 --------
connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the "Registration
                                                                    ------------
Statement")  with the Securities and Exchange Commission (the "SEC") relating to
---------                                                      ---
the  sale  of  the  Conversion Shares, the Escrow Shares and the Warrant Shares.

     In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

     The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares and the Warrant Shares.


                                       Very  truly  yours,




                                       By:
                                          -------------------------------------

                                   EXHIBIT III
                                   -----------

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                   ------------------------------------------

                FORM OF INSTRUCTIONS REGARDING REMOVAL OF LEGEND
                ------------------------------------------------


____________, 2006

VIA FACSIMILE AND REGULAR MAIL
------------------------------

Attention:

     RE:     CHARYS HOLDING COMPANY INC.

Ladies and Gentlemen:

We  have  acted  as  counsel  to Charys Holding Company Inc. (the "Company"), in
                                                                   -------
connection  with  the  registration  of  ___________shares (the "Shares") of its
                                                                 ------
common  stock  with the Securities and Exchange Commission (the "SEC").  We have
                                                                 ---
not acted as your counsel. These instructions are given at the request and with the consent of the Company.

In rendering these instructions we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"),
                                                       ----------------------
filed by the Company with the SEC on _________ ___, 2006. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling
                                                                         -------
Stockholders").  These  instructions  relate  solely to the Selling Shareholders
------------
listed  on  Exhibit  "A"  hereto  and  number  of Shares set forth opposite such
            ------------
Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2006.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be resold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. These instructions do not relate to the issuance of the Shares to the Selling Stockholders. The instructions set forth herein relate solely to the resale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any views concerning any law of any state or other jurisdiction.

In rendering these instructions we have relied upon the accuracy of the foregoing statements.

Based on the foregoing, you are advised that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that the Transfer Agent may issue the Shares without restrictive legends or the Transfer Agent may remove the restrictive legends contained on the Shares. These instructions relate solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.
                                                  -----------

These instructions are furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This letter may not be assigned, quoted or used without our prior written consent. The instructions set forth herein are rendered as of the date hereof, and we will not supplement these instructions with respect to changes in the law or factual matters subsequent to the date hereof.

                                       Very truly yours,

                                   EXHIBIT"A"
                                   ----------

                         (LIST OF SELLING STOCKHOLDERS)
                         ------------------------------


NAME:                                                NO. OF SHARES:
---------------------------------------------------  --------------------------

                                    EXHIBIT F

                              CONVERSION PROCEDURES


     1. At any time following 120 days from the Closing, and from time to time thereafter during the term of the Convertible Debenture, the Holder may deliver to the Escrow Agent written notice (a "Conversion Notice") that it has
                                                 -----------------
elected to convert the Convertible Debenture registered in the name of such Holder in whole or in part in accordance with the terms of the Convertible Debenture and the Conversion Notice shall be in the form annexed as Exhibit A to
                                                                    ---------
the  Convertible  Debenture.

     2.     The  Holder  shall  send  by  fax  or e-mail the executed Conversion
Notice to the Escrow Agent (with a copy to the Company) by 4:00 p.m. Eastern Time at least one business day prior to the Conversion Date (as defined in the Convertible Debenture). The Escrow Agent shall send the Conversion Notice by facsimile or e-mail address to the Company by the end of the business day on the day received, assuming received by 6:00 p.m. Eastern Time and if thereafter on the next business day, at the facsimile telephone number or e-mail address, as the case may be, of the principal place of business of the Company. Each Company Conversion Notice price adjustment under Article V of the Convertible Debenture shall be given by facsimile addressed to the Holder of the Convertible Debenture at the facsimile telephone number of such Holder appearing on the books of the Company as provided to the Company by such Holder for the purpose of such Company Conversion Notice price adjustment, with a copy to the Escrow Agent. Any such notice shall be deemed given and effective upon the transmission of such facsimile or e-mail at the facsimile telephone number or e-mail address, as the case may be, specified in this Paragraph 2 (with printed confirmation of transmission). In the event that the Escrow Agent receives the Conversion Notice after 4:00 p.m. Eastern Time, the Conversion Notice shall be deemed to have been received on the next business day. In the event that the Company receives the Conversion Notice after the end of the business day, notice will be deemed to have been given the next business day.

     3. The Company shall have one business day from transmission of the Conversion Notice by the Escrow Agent to object only to the calculation of the number of Conversion Shares to be released out of the Escrow Shares being held for such purpose. If the Company fails to object to the calculation of the number of Conversion Shares to be released out of the Escrow Shares within said time, then the Company shall be deemed to have waived any objections to said calculation. The Company's only basis for any objection hereunder shall be to the calculation of the number of Conversion Shares to be released out of the Escrow Shares. If the Escrow Agent does not receive said objection notice within the time period set forth above from the Company, and provided that the Purchaser does not revoke such conversion, the Escrow Agent shall release from escrow and deliver to the Holder certificates or instruments representing the number of Conversion Shares issuable to the Holder in accordance with such conversion on the second business day from the receipt by the Company of the Conversion Notice. In the event that the certificates evidencing the Conversion Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Holder, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue certificates in smaller denominations. The Escrow Agent shall, however, immediately release to the requesting Holder certificates representing such lesser number of shares as the denominations in its possession will allow that is closest to but no more than the actual number to be released to such Holder. Upon receipt of the reissued shares in lesser denominations from the Company's transfer agent, the Escrow Agent shall release to such Holder the balance of the shares due to such Holder.

     4. The Holder shall send the original Convertible Debenture and Conversion Notice to the Escrow Agent via FedEx or other commercial overnight courier, along with instructions regarding names and amount of certificates for the issuance of the Conversion Shares, and, if conversion is not in full, instructions as to the re-issuance of the balance of the Convertible Debenture; provided, however, that if the Escrow Agent is holding the Convertible
--------   -------
Debenture, then the Conversion Notice may be faxed or e-mailed and the fee may be transmitted via wire transfer to the Escrow Agent. The Escrow Agent shall deliver the foregoing to the Company within one business day of the Escrow Agent's receipt thereof. In the event that the Escrow Agent has custody of the Convertible Debenture, the Escrow Agent shall notify the Company and the Holder in writing of the balance of the Convertible Debenture remaining and the Company and the Holder shall acknowledge such notice in writing, in lieu of issuance of a new Convertible Debenture for the balance.

     5. If the Company will be issuing a new Convertible Debenture, it will send such new Convertible Debenture to the Escrow Agent by overnight courier within five business days of its receipt of the original Convertible Debenture and Conversion Notice. The Escrow Agent shall send the Conversion Shares to the Holder in accordance with Holder's instructions within one business day of receipt of the Conversion Notice and will send the new Convertible Debenture, if any, to the Holder upon receipt.

     6. The Escrow Agent agrees to notify the Company in writing by facsimile or e-mail each time the Escrow Agent releases Escrow Shares to the Holder, such notice to be given at least one business day prior to such release.

     7. Notwithstanding any of the foregoing provisions to the contrary, in the event the Company shall have redeemed the Convertible Debenture in accordance with Section 1.04 thereof, the Escrow Agent shall release back to the Company all of the Escrow Shares otherwise held in the escrow account for the purpose of effectuating the conversion of the Convertible Debenture. Said Escrow Shares shall be distributed to the Company within one business day of the Escrow Agent's receipt of a copy of the Redemption Notice delivered by the Company to the Holder together with evidence of payment of the Redemption Price.

     8. The procedures set forth in this Exhibit F shall be applicable to any exercise by the Holder of the Warrants and, in that regard, references to "Conversion Notice" shall mean "Notice of Exercise" in the form attached to the certificate for such Warrants and references to "Convertible Debenture" shall mean the Warrants.

                                    EXHIBIT G
                                    ---------

                                     WARRANT

                                   SCHEDULE I
                                   ----------


                                SCHEDULE OF BUYER
                                -----------------


                           ADDRESS/FACSIMILE          PRINCIPAL AMOUNT OF
       NAME                 NUMBER OF BUYER                DEBENTURE
---------------------  -------------------------  ---------------------------

Mel Harris                                                           $500,000
Steven Posner                                                        $500,000
                       Telephone: (305) 899-0404
                       Facsimile:


With a copy to:        10800 Biscayne Boulevard
Donald Bezahler, Esq.  10th Floor
                       Miami, Florida 33161

                       Telephone: ___________
                       Facsimile: ___________
                       Email: dbezahler@plgi.net

                                   SCHEDULE II
                                   -----------

                               SHARE DENOMINATIONS
                               -------------------

NAME OF INVESTORS

Mel Harris.
Steven Posner

Stock Certificate Denominations for the Escrow Shares in the name of Mel Harris:
625,000.
Stock Certificate Denominations for the Escrow Shares in the name of Steven
Posner: 625,000.